UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2020

WESTERN ASSET

INCOME FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Income Fund for the twelve-month reporting period ended July 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to either new management and subadvisory agreements that were approved by Fund shareholders or interim management and subadvisory agreements that were approved by the Fund’s board for use while the Fund continues to seek shareholder approval of the new agreements.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of June 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	Western Asset Income Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2020

Western Asset Income Fund	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed income securities. We have broad discretion to invest in all types of fixed income securities and to allocate the Fund’s assets among all segments of the global market for fixed income securities, with no specific minimum or maximum investment in any one segment, including U.S. and foreign corporate debt, including emerging market corporate debt, mortgage-and asset-backed securities, sovereign debt, including emerging market sovereign debt, and U.S. government obligations. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the U.S.).

The Fund may invest without limit in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, that we determined to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies.

The Fund may invest in securities of any maturity. The dollar-weighted average effective durationi of the Fund’s portfolio, as estimated by the subadviser, is normally expected to be between zero and ten years.

In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Western Asset Income Fund 2020 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets posted mixed results over the twelve-month reporting period ended July 31, 2020. Most spread sectors (non-Treasuries) lagged equal duration Treasuries amid periods of heightened volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, aggressive monetary policy accommodation from the Federal Reserve Board (the “Fed”)iii, ongoing trade conflicts and a number of geopolitical issues.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.89% — the high for the period — and ended the period at 0.11% — equaling the low for the period. The yield for the ten-year Treasury began the reporting period at 2.02% — the high for the period — and ended the period at 0.55% — equaling the low for the period.

The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Universal Indexiv, returned 9.45% for the twelve-month reporting period ended July 31, 2020. For comparison purposes, riskier fixed income securities, including high yield bond and emerging market debt, produced weaker results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv and JPMorgan Emerging Markets Bond Index Globalvi returned 4.07% and 4.08%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to high-yield industrial bonds, bank loans and non-agency mortgage-backed securities. In contrast, we pared the Fund’s exposures to investment-grade corporate bonds and Treasury securities.

During the reporting period, interest rate futures, options and swaps were used to manage the Fund’s duration and yield curvevii exposure. In aggregate, they contributed to performance during the period. Equity index options, which were utilized primarily for hedging purposes, were a headwind for results. Currency derivatives, including forward foreign currency contracts and options, were utilized to express positive or negative views on various developed and emerging market currencies. Such positions were used both as outright expressions of a market view and as part of the Fund’s hedging program. In aggregate, they detracted from the performance during the reporting period. Single-name credit default swaps, as well as high-yield and investment-grade index swaps (CDX) and options on CDX, were used to manage the Fund’s high-yield and investment-grade corporate bond exposures. In aggregate, they detracted from performance during the reporting period.

Performance Review

For the twelve months ended July 31, 2020, Class A shares of Western Asset Income Fund, excluding sales charges, returned 0.28%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Universal Index returned, 9.45% for the same period. The Lipper Multi-Sector Income Funds Category Averageviii returned 3.42% over the same time frame.

2	Western Asset Income Fund 2020 Annual Report

Performance Snapshot as of July 31, 2020 (unaudited)
(excluding sales charges)	6 months†	12 months†
Western Asset Income Fund:
Class A	-3.39%	0.28%
Class C	-3.75%	-0.62%
Class C1[1]	-3.50%	-0.23%
Class I	-3.23%	0.43%
Class IS	-3.18%	0.53%
Bloomberg Barclays U.S. Universal Index	5.13%	9.45%
Lipper Multi-Sector Income Funds Category Average	0.11%	3.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2020 for Class A, Class C, Class C1, Class I and Class IS shares were 3.87%, 3.36%, 3.96%, 4.28% and 4.41%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 4.25%, respectively. The 30-Day SEC Yield, calculated pursuant the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 29, 2019, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.00%, 1.71%, 1.39%, 0.70% and 0.62%, respectively.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

†

The total return includes gains from settlement of security litigations. Without these gains, the total return for the six months ended July 31, 2020 for Class A, Class C, Class C1, Class I and Class IS shares would have been -3.56%, -3.75%, -3.50%, -3.39% and -3.18%, respectively. Without these gains, the total return for the twelve months ended July 31, 2020 for Class A, Class C, Class C1, Class I and Class IS shares would have been 0.11%, -0.62%, -0.23%, 0.26% and 0.53%, respectively.

Western Asset Income Fund 2020 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.80% for Class C shares, 0.70% for Class I shares and 0.60% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Effective August 1, 2020, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund generated a modest absolute return during the reporting period ended July 31, 2020. The largest contributor to its absolute performance was its duration and yield curve positioning. The Fund’s duration posture and yield curve positioning was adjusted throughout the period in response to the changing macro environment. Ultimately, the Fund benefited as rates moved sharply lower across the yield curve during the reporting period.

Q. What were the leading detractors from performance?

A. The Fund’s allocation to structured products, which includes non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset backed securities, was the largest detractor from absolute results during the reporting period. In particular, the Fund’s exposure to commercial mortgage-backed securities was largely negative for performance, followed by non-agency residential mortgage-backed securities.

An allocation to emerging market debt was a headwind for returns, with exposures to Argentina, Ecuador and Brazil being the largest detractors. The Fund’s currency exposure, overall, negatively impacted performance. Within currencies, emerging market currencies

4	Western Asset Income Fund 2020 Annual Report

were the most meaningful detractors, particularly the Brazilian real, Mexican peso, Indonesian rupiah and the Russian ruble, as they all depreciated versus the U.S. dollar over the reporting period.

An allocation to bank loans detracted from performance, as their spreads widened over the reporting period. Finally, the Fund’s credit exposure was a modest headwind for returns as spreads widened for both high-yield and investment-grade corporate bonds.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 31, 2020

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. In addition, the Fund invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, those determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds”. These issues are lower rated and inherently more risky than higher rated fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 60 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2020 were: Collateralized Mortgage Obligations (15.1%), Consumer Discretionary (12.0%), Sovereign Bonds (11.0%), Financials (9.8%), and Asset-Backed Securities (9.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Western Asset Income Fund 2020 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bond market.

[v]i

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 356 funds for the six-month period and among the 342 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Income Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2020 and July 31, 2019 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Income Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2020 and held for the six months ended July 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class A	-3.39%	$1,000.00	$966.10	0.98%	$4.79	Class A	5.00%	$1,000.00	$1,019.99	0.98%	$4.92
Class C	-3.75	1,000.00	962.50	1.70	8.30	Class C	5.00	1,000.00	1,016.41	1.70	8.52
Class C1	-3.50	1,000.00	965.00	1.20	5.86	Class C1	5.00	1,000.00	1,018.90	1.20	6.02
Class I	-3.23	1,000.00	967.70	0.70	3.42	Class I	5.00	1,000.00	1,021.38	0.70	3.52
Class IS	-3.18	1,000.00	968.20	0.58	2.84	Class IS	5.00	1,000.00	1,021.98	0.58	2.92

[1]	For the six months ended July 31, 2020.

8	Western Asset Income Fund 2020 Annual Report

[2]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been lower.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Western Asset Income Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class C1†,2	Class I†	Class IS†
Twelve Months Ended 7/31/20	0.28%	-0.62%	-0.23%	0.43%	0.53%
Five Years Ended 7/31/20	3.67	2.93	3.25	3.99	4.07
Ten Years Ended 7/31/20	4.62	N/A	4.18	4.91	N/A
Inception* through 7/31/20	—	2.76	—	—	3.51

With sales charges[3]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 7/31/20	-3.92%	-1.57%	-1.18%	0.43%	0.53%
Five Years Ended 7/31/20	2.76	2.93	3.25	3.99	4.07
Ten Years Ended 7/31/20	4.17	N/A	4.18	4.91	N/A
Inception* through 7/31/20	—	2.76	—	—	3.51

Cumulative total returns
Without sales charges[1]
Class A (7/31/10 through 7/31/20)	57.10%
Class C (Inception date of 8/1/12 through 7/31/20)	24.30
Class C1[2] (7/31/10 through 7/31/20)	50.64
Class I (7/31/10 through 7/31/20)	61.56
Class IS (Inception date of 10/23/14 through 7/31/20)	22.03

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

†	The total return includes gains from settlement of security litigations. Without these gains, the total returns would have been lower.

*	Inception dates for Class A, C, C1, I and IS shares are November 6, 1992, August 1, 2012, March 19, 1993, October 10,1995 and October 23, 2014, respectively.

10	Western Asset Income Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Income Fund vs. Bloomberg Barclays U.S. Universal Index† — July 2010 - July 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Income Fund on July 31, 2010, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Universal Index. The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other classes.

Prior to August 1, 2012, the Fund followed different investment strategies under the name “Legg Mason Western Asset Strategic Income Fund”.

Western Asset Income Fund 2020 Annual Report	11

Schedule of investments

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 41.2%
Communication Services — 6.1%
Diversified Telecommunication Services — 1.0%
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	1,280,000	$1,469,600	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	2,180,000	2,327,586	(a)
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,580,000	1,652,704	(a)
Total Diversified Telecommunication Services				5,449,890
Entertainment — 0.7%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	1,120,000	1,038,626	(a)
Netflix Inc., Senior Notes	5.875%	11/15/28	670,000	828,646
Netflix Inc., Senior Notes	6.375%	5/15/29	1,200,000	1,525,500
Total Entertainment				3,392,772
Interactive Media & Services — 0.6%
Match Group Holdings II LLC, Senior Notes	5.000%	12/15/27	1,510,000	1,590,876	(a)
Match Group Holdings II LLC, Senior Notes	4.625%	6/1/28	660,000	698,514	(a)
Twitter Inc., Senior Notes	3.875%	12/15/27	980,000	1,050,883	(a)
Total Interactive Media & Services				3,340,273
Media — 2.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000	434,219	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	1,760,000	1,867,360	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	600,000	633,750	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	50,000	69,051
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	370,000	467,368
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	1,000,000	1,228,793

See Notes to Financial Statements.

12	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,980,000	$2,235,153
iHeartCommunications Inc., Senior Secured Notes	5.250%	8/15/27	380,000	384,442	(a)
iHeartCommunications Inc., Senior Secured Notes	4.750%	1/15/28	580,000	576,804	(a)
Prosus NV, Senior Notes	4.850%	7/6/27	1,480,000	1,688,014	(a)
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	30,000	41,569
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	100,000	140,694
Univision Communications Inc., Senior Secured Notes	9.500%	5/1/25	890,000	976,775	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	640,000	651,082	(a)
Total Media				11,395,074
Wireless Telecommunication Services — 1.6%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	1,570,000	1,800,594	(a)
CSC Holdings LLC, Senior Notes	4.125%	12/1/30	1,000,000	1,057,270	(a)
Millicom International Cellular SA, Senior Notes	6.625%	10/15/26	530,000	578,927	(a)
Millicom International Cellular SA, Senior Notes	6.250%	3/25/29	900,000	992,758	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,600,000	2,079,120
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,410,000	2,176,335
Sprint Corp., Senior Notes	7.250%	9/15/21	10,000	10,575
Total Wireless Telecommunication Services				8,695,579
Total Communication Services				32,273,588
Consumer Discretionary — 7.7%
Auto Components — 0.1%
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	420,000	444,595	(a)
Automobiles — 0.9%
Ford Motor Co., Senior Notes	8.500%	4/21/23	970,000	1,078,247
Ford Motor Co., Senior Notes	9.000%	4/22/25	1,310,000	1,545,158
Ford Motor Credit Co. LLC, Senior Notes	3.200%	1/15/21	410,000	411,435
Ford Motor Credit Co. LLC, Senior Notes	3.219%	1/9/22	200,000	198,500

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	13

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Automobiles — continued
Ford Motor Credit Co. LLC, Senior Notes	3.087%	1/9/23	770,000		$768,314
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	650,000		693,927
Total Automobiles					4,695,581
Distributors — 0.5%
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	2,322,079		2,549,561	(a)(b)
Diversified Consumer Services — 0.9%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	350,000		371,375	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,265,281	(c)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	6.250%	1/15/28	450,000		469,804	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.250%	4/15/24	160,000		172,417	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	430,000		478,295	(a)
Service Corp. International, Senior Notes	5.125%	6/1/29	1,000,000		1,106,690
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	770,000		815,026	(a)
Total Diversified Consumer Services					4,678,888
Hotels, Restaurants & Leisure — 3.6%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.875%	1/15/28	280,000		291,586	(a)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	610,000		654,161	(a)
Colt Merger Sub Inc., Senior Secured Notes	5.750%	7/1/25	430,000		447,738	(a)
Colt Merger Sub Inc., Senior Secured Notes	6.250%	7/1/25	800,000		835,584	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,489,256	(c)
Golden Nugget Inc., Senior Notes	6.750%	10/15/24	760,000		527,250	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.375%	5/1/25	510,000		533,715	(a)

See Notes to Financial Statements.

14	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Hilton Domestic Operating Co. Inc., Senior Notes	5.750%	5/1/28	350,000	$375,156	(a)
International Game Technology PLC, Senior Secured Notes	5.250%	1/15/29	590,000	603,803	(a)
IRB Holding Corp., Senior Secured Notes	7.000%	6/15/25	340,000	371,176	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	40,000	40,169
Las Vegas Sands Corp., Senior Notes	3.500%	8/18/26	300,000	301,196
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	1,470,000	1,487,832	(a)
Mohegan Gaming & Entertainment, Senior Notes	7.875%	10/15/24	1,620,000	1,374,805	(a)
NCL Corp. Ltd., Senior Notes	3.625%	12/15/24	910,000	602,306	(a)
NCL Corp. Ltd., Senior Secured Notes	12.250%	5/15/24	870,000	947,756	(a)
NCL Corp. Ltd., Senior Secured Notes	10.250%	2/1/26	940,000	931,775	(a)
Royal Caribbean Cruises Ltd., Senior Notes	2.650%	11/28/20	480,000	475,200
Sands China Ltd., Senior Notes	5.125%	8/8/25	600,000	655,317
Sands China Ltd., Senior Notes	3.800%	1/8/26	250,000	261,375	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,204,000	1,166,249	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,090,000	718,719	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,320,000	1,078,856	(a)
Wendy’s International LLC, Senior Notes	7.000%	12/15/25	1,180,000	1,223,147
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	720,000	703,350	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	1,090,000	1,146,369	(a)
Total Hotels, Restaurants & Leisure				19,243,846
Household Durables — 0.4%
CD&R Smokey Buyer Inc., Senior Secured Notes	6.750%	7/15/25	240,000	257,100	(a)
Newell Brands Inc., Senior Notes	4.875%	6/1/25	460,000	500,825

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	15

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — continued
Newell Brands Inc., Senior Notes	4.700%	4/1/26	1,190,000		$1,290,234
Taylor Morrison Communities Inc., Senior Notes	5.875%	1/31/25	144,000		148,995	(a)
Total Household Durables					2,197,154
Specialty Retail — 1.0%
L Brands Inc., Senior Notes	5.625%	10/15/23	530,000		538,954
L Brands Inc., Senior Notes	9.375%	7/1/25	380,000		424,175	(a)
L Brands Inc., Senior Notes	6.694%	1/15/27	180,000		174,791
L Brands Inc., Senior Notes	5.250%	2/1/28	1,450,000		1,350,059
L Brands Inc., Senior Secured Notes	6.875%	7/1/25	360,000		388,257	(a)
Michaels Stores Inc., Senior Notes	8.000%	7/15/27	660,000		624,604	(a)
PetSmart Inc., Senior Notes	7.125%	3/15/23	670,000		677,574	(a)
PetSmart Inc., Senior Notes	8.875%	6/1/25	510,000		528,488	(a)
Tendam Brands SAU, Senior
Secured Notes	5.000%	9/15/24	150,000	EUR	153,749	(a)
Tendam Brands SAU, Senior Secured Notes (3 mo. EURIBOR + 5.250%, 5.250% floor)	5.250%	9/15/24	440,000	EUR	449,585	(a)(d)
Total Specialty Retail					5,310,236
Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands Inc., Senior Notes	5.375%	5/15/25	670,000		721,087	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	850,000		928,094	(a)
William Carter Co., Senior Notes	5.500%	5/15/25	220,000		234,508	(a)
Total Textiles, Apparel & Luxury Goods					1,883,689
Total Consumer Discretionary					41,003,550
Consumer Staples — 0.5%
Food & Staples Retailing — 0.1%
Prosperous Ray Ltd., Senior Notes	4.625%	11/12/23	690,000		742,218	(c)
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	3.875%	5/15/27	40,000		43,143	(a)
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	130,000		143,801	(a)
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	490,000		542,255	(a)
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	380,000		447,528	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	5/15/28	220,000		247,638	(a)
Total Food Products					1,424,365

See Notes to Financial Statements.

16	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — 0.1%
Energizer Holdings Inc., Senior Notes	6.375%	7/15/26	210,000	$224,177	(a)
Total Consumer Staples				2,390,760
Energy — 7.5%
Oil, Gas & Consumable Fuels — 7.5%
Apache Corp., Senior Notes	4.250%	1/15/30	500,000	482,650
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	1,170,000	940,165	(a)
Cenovus Energy Inc., Senior Notes	5.375%	7/15/25	700,000	700,872
Cheniere Energy Partners LP, Senior Notes	4.500%	10/1/29	610,000	646,167
CNX Midstream Partners LP/CNX Midstream Finance Corp., Senior Notes	6.500%	3/15/26	620,000	607,327	(a)
Comstock Resources Inc., Senior Notes	9.750%	8/15/26	380,000	381,127
Comstock Resources Inc., Senior Notes	9.750%	8/15/26	660,000	661,439
Continental Resources Inc., Senior Notes	4.375%	1/15/28	400,000	373,836
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,020,000	993,781	(a)
Devon Energy Corp., Senior Notes	5.000%	6/15/45	500,000	490,456
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	620,000	643,995
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	6.625%	7/15/25	700,000	736,533	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	530,000	534,190	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	160,000	164,570	(a)
Energy Transfer Operating LP, Senior Notes	5.500%	6/1/27	300,000	331,237
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	300,000	325,019
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	400,000	443,783
EQM Midstream Partners LP, Senior Notes	6.000%	7/1/25	330,000	350,430	(a)
EQM Midstream Partners LP, Senior Notes	6.500%	7/1/27	300,000	331,205	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	17

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
EQT Corp., Senior Notes	7.875%	2/1/25	510,000	$559,799
Gazprom PJSC Via Gaz Capital SA, Senior Notes	4.950%	3/23/27	700,000	781,158	(a)
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,360,000	1,526,192	(a)
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	237,337	(a)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	1,450,000	1,582,544	(a)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	260,000	255,653	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	702,000	670,484	(a)
MEG Energy Corp., Senior Notes	7.125%	2/1/27	870,000	776,475	(a)
Montage Resources Corp., Senior Notes	8.875%	7/15/23	1,880,000	1,547,043
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,740,000	2,222,095	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	1,550,000	292,136
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	700,000	136,938
Occidental Petroleum Corp., Senior Notes	2.600%	8/13/21	417,000	412,569
Occidental Petroleum Corp., Senior Notes	7.150%	5/15/28	1,310,000	1,310,000
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	2,090,000	2,262,947
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,860,000	1,972,530
Range Resources Corp., Senior Notes	5.750%	6/1/21	380,000	362,378
Range Resources Corp., Senior Notes	5.875%	7/1/22	844,000	796,327
Range Resources Corp., Senior Notes	5.000%	8/15/22	500,000	481,562
Range Resources Corp., Senior Notes	9.250%	2/1/26	1,380,000	1,334,074	(a)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	640,000	245,194	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	40,000	42,900
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,680,000	1,472,629	(a)
Viper Energy Partners LP, Senior Notes	5.375%	11/1/27	290,000	305,077	(a)

See Notes to Financial Statements.

18	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	5.375%	6/1/21	270,000		$274,614
Western Midstream Operating LP, Senior Notes	4.000%	7/1/22	540,000		559,969
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	1,970,000		1,807,475
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	1,000,000		898,310
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	540,000		785,457
WPX Energy Inc., Senior Notes	8.250%	8/1/23	670,000		752,842
WPX Energy Inc., Senior Notes	5.250%	10/15/27	1,010,000		997,819
WPX Energy Inc., Senior Notes	5.875%	6/15/28	440,000		451,286
YPF SA, Senior Notes	8.500%	3/23/21	320,000		302,760	(a)
YPF SA, Senior Notes	8.500%	3/23/21	1,250,000		1,182,656	(c)
Total Energy					39,738,011
Financials — 6.5%
Banks — 3.8%
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (5.875% to 9/24/23 then EUR 5 year Swap Rate + 5.660%)	5.875%	9/24/23	800,000	EUR	902,297	(c)(d)(e)
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	200,000		193,359	(a)(d)(e)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/6/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	200,000		191,000	(a)(d)(e)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	340,000		373,852
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	470,000		479,010	(d)(e)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	840,000		889,794	(d)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	19

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Cooperatieve Rabobank UA, Junior Subordinated Notes (4.625% to 12/29/25 then EUR 5 year Swap Rate + 4.098%)	4.625%	12/29/25	1,800,000	EUR	$2,148,690	(c)(d)(e)
Credit Agricole SA, Junior Subordinated Notes (6.500% to 6/23/21 then EUR 5 year Swap Rate + 5.120%)	6.500%	6/23/21	590,000	EUR	709,719	(c)(d)(e)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	710,000		830,516	(a)(d)(e)
HSBC Holdings PLC, Junior Subordinated Notes (5.250% to 9/16/22 then EUR 5 year Swap Rate + 4.383%)	5.250%	9/16/22	850,000	EUR	985,613	(c)(d)(e)
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	290,000		288,306	(d)(e)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	490,000		495,299	(d)(e)
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	1,250,000		1,264,597	(c)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,100,000		2,211,120	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	1,050,000		1,143,663	(a)
Lions Gate Capital Holdings LLC, Senior Notes	5.875%	11/1/24	220,000		220,252	(a)
Lloyds Banking Group PLC, Junior Subordinated Notes (4.947% to 6/27/25 then EUR 5 year Swap Rate + 5.290%)	4.947%	6/27/25	1,200,000	EUR	1,387,036	(c)(d)(e)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	230,000		243,161	(d)(e)

See Notes to Financial Statements.

20	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Natwest Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	270,000		$282,693	(d)(e)
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,540,000		1,695,396	(c)
Santander UK Group Holdings PLC, Junior Subordinated Notes (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	790,000	GBP	1,070,692	(c)(d)(e)
UniCredit SpA, Subordinated Notes (5.459% to 6/30/30 then USD 5 year ICE Swap Rate + 4.750%)	5.459%	6/30/35	1,070,000		1,107,131	(a)(d)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	980,000		1,140,468	(a)(d)
Total Banks					20,253,664
Capital Markets — 0.7%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then 5 year Treasury Constant Maturity Rate + 4.332%)	7.250%	9/12/25	290,000		308,689	(a)(d)(e)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	610,000		643,694	(a)(d)(e)
Owl Rock Capital Corp., Senior Notes	4.000%	3/30/25	1,230,000		1,231,749
Raymond James Financial Inc., Senior Notes	4.650%	4/1/30	190,000		235,330
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	1,260,000		1,337,874	(a)(d)(e)
Total Capital Markets					3,757,336
Diversified Financial Services — 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.450%	12/16/21	160,000		162,966
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.950%	2/1/22	300,000		302,351

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	21

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.500%	5/26/22	210,000	$208,944
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/23/23	150,000	148,750
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	9/15/23	590,000	600,450
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes	6.625%	7/15/26	900,000	964,125	(a)
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	340,000	240,089	(a)
Aviation Capital Group LLC, Senior Notes	2.875%	1/20/22	550,000	541,083	(a)
DAE Funding LLC, Senior Notes	5.750%	11/15/23	1,820,000	1,794,784	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	2,020,000	1,267,550	(a)(b)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	552,000	532,104	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	190,000	179,595	(a)
Vanguard Group Inc.	3.050%	8/22/50	1,330,000	1,330,000	(f)(g)
Total Diversified Financial Services				8,272,791
Equity Real Estate Investment Trusts (REITs) — 0.3%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.875%	8/1/21	1,370,000	1,368,116	(a)
Insurance — 0.0%††
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/2169	14,128	19,355	(a)(e)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.000%	2/12/23	52,319	52,351	(a)(d)
Total Insurance				71,706
Thrifts & Mortgage Finance — 0.2%
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	900,000	979,699	(a)
Total Financials				34,703,312
Health Care — 2.3%
Health Care Equipment & Supplies — 0.2%
Immucor Inc., Senior Notes	11.125%	2/15/22	930,000	932,790	(a)

See Notes to Financial Statements.

22	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — 1.3%
Centene Corp., Senior Notes	5.375%	8/15/26	460,000		$494,070	(a)
Centene Corp., Senior Notes	4.250%	12/15/27	200,000		212,963
Centene Corp., Senior Notes	3.375%	2/15/30	220,000		233,269
HCA Inc., Senior Notes	5.375%	2/1/25	300,000		338,696
HCA Inc., Senior Notes	5.625%	9/1/28	1,490,000		1,779,470
LifePoint Health Inc., Senior Secured Notes	4.375%	2/15/27	640,000		655,622	(a)
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	320,000		328,800	(a)
Radiology Partners Inc., Senior Notes	9.250%	2/1/28	940,000		944,700	(a)
Tenet Healthcare Corp., Senior Secured Notes	7.500%	4/1/25	790,000		875,134	(a)
Tenet Healthcare Corp., Senior Secured Notes	5.125%	11/1/27	220,000		234,113	(a)
Tenet Healthcare Corp., Senior Secured Notes	4.625%	6/15/28	330,000		347,827	(a)
US Renal Care Inc., Senior Notes	10.625%	7/15/27	690,000		736,875	(a)
Total Health Care Providers & Services					7,181,539
Pharmaceuticals — 0.8%
AdaptHealth LLC, Senior Notes	6.125%	8/1/28	540,000		564,111	(a)
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	1,230,000		1,384,980	(a)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	1,430,000		1,593,041	(a)
Nidda BondCo GmbH, Senior Notes	5.000%	9/30/25	590,000	EUR	690,786	(c)
Total Pharmaceuticals					4,232,918
Total Health Care					12,347,247
Industrials — 4.6%
Aerospace & Defense — 1.1%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	290,000		276,298	(a)
Boeing Co., Senior Notes	3.250%	2/1/35	630,000		589,856
Boeing Co., Senior Notes	5.805%	5/1/50	300,000		353,169
Boeing Co., Senior Notes	5.930%	5/1/60	1,500,000		1,807,764
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	1,310,000		1,422,660	(a)
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	1,160,000		1,225,256	(a)
Total Aerospace & Defense					5,675,003

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	23

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Air Freight & Logistics — 0.3%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	1,580,000	$1,637,710
XPO Logistics Inc., Senior Notes	6.750%	8/15/24	120,000	129,355	(a)
Total Air Freight & Logistics				1,767,065
Airlines — 1.1%
Air Canada, Senior Notes	7.750%	4/15/21	340,000	344,633	(a)
Delta Air Lines Inc., Senior Notes	3.400%	4/19/21	1,140,000	1,136,337
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	90,000	83,816
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	1,870,000	1,624,298
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	930,000	922,946
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	690,000	737,603	(a)
Delta Air Lines Pass-Through Trust	6.821%	8/10/22	245,803	241,427
United Airlines Holdings Inc., Senior Notes	6.000%	12/1/20	70,000	70,079
United Airlines Pass-Through Trust	3.700%	12/1/22	400,000	373,848
Total Airlines				5,534,987
Building Products — 0.0%††
Builders FirstSource Inc., Senior Secured Notes	6.750%	6/1/27	180,000	198,528	(a)
Commercial Services & Supplies — 0.4%
GFL Environmental Inc., Senior Notes	8.500%	5/1/27	688,000	772,359	(a)
GFL Environmental Inc., Senior Secured Notes	5.125%	12/15/26	570,000	605,962	(a)
RR Donnelley & Sons Co., Senior Notes	8.250%	7/1/27	841,000	833,641
Total Commercial Services & Supplies				2,211,962
Construction & Engineering — 0.2%
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	250,000	222,423
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	4.750%	2/15/28	720,000	757,076	(a)
Total Construction & Engineering				979,499
Industrial Conglomerates — 0.5%
General Electric Co., Senior Notes	6.875%	1/10/39	1,840,000	2,392,366

See Notes to Financial Statements.

24	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — 0.1%
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	300,000	$264,318
Vertical US Newco Inc., Senior Secured Notes	5.250%	7/15/27	440,000	467,500	(a)
Total Machinery				731,818
Trading Companies & Distributors — 0.6%
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	360,000	378,450
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	640,000	659,661
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	890,000	956,750
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	1,090,000	1,195,594
Total Trading Companies & Distributors				3,190,455
Transportation Infrastructure — 0.3%
DP World PLC, Senior Notes	5.625%	9/25/48	1,390,000	1,698,371	(a)
Total Industrials				24,380,054
Information Technology — 0.9%
Communications Equipment — 0.1%
CommScope Inc., Senior Notes	8.250%	3/1/27	450,000	485,845	(a)
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	200,000	193,709	(a)
Total Communications Equipment				679,554
IT Services — 0.1%
CDW LLC/CDW Finance Corp., Senior Notes	4.125%	5/1/25	780,000	826,110
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	580,000	648,739
Entegris Inc., Senior Notes	4.375%	4/15/28	710,000	751,506	(a)
Total Semiconductors & Semiconductor Equipment				1,400,245
Software — 0.4%
CDK Global Inc., Senior Notes	5.250%	5/15/29	570,000	624,714	(a)
j2 Cloud Services LLC/j2 Cloud Co-Obligor Inc., Senior Notes	6.000%	7/15/25	430,000	448,877	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	25

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
Open Text Corp., Senior Notes	3.875%	2/15/28	290,000	$302,012	(a)
Open Text Holdings Inc., Senior Notes	4.125%	2/15/30	630,000	662,722	(a)
Total Software				2,038,325
Total Information Technology				4,944,234
Materials — 2.9%
Chemicals — 0.2%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	1,450,000	1,371,700	(a)
Construction Materials — 0.1%
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.250%	1/15/29	420,000	437,325	(a)(g)
Containers & Packaging — 0.2%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	250,000	255,938	(a)(b)
Ardagh Packaging Finance PLC/ Ardagh Holdings USA Inc., Senior Secured Notes	4.125%	8/15/26	240,000	249,372	(a)
Cascades Inc./Cascades USA Inc., Senior Notes	5.375%	1/15/28	500,000	519,062	(a)
Total Containers & Packaging				1,024,372
Metals & Mining — 2.0%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	270,000	282,346	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	920,000	995,730	(a)
ArcelorMittal SA, Senior Notes	3.600%	7/16/24	30,000	31,393
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	100,000	108,654
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	3,370,000	3,390,136	(a)
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	350,000	375,615
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,910,000	2,128,618
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	740,000	750,685	(a)
Northwest Acquisitions ULC/ Dominion Finco Inc., Secured Notes	7.125%	11/1/22	1,300,000	17,875	*(a)(h)
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	230,000	253,930
Teck Resources Ltd., Senior Notes	5.400%	2/1/43	570,000	592,258

See Notes to Financial Statements.

26	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	410,000		$493,435
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	830,000		1,145,861
Total Metals & Mining					10,566,536
Paper & Forest Products — 0.4%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	560,000		630,039	(c)
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	1,370,000		1,526,865
Total Paper & Forest Products					2,156,904
Total Materials					15,556,837
Real Estate — 1.9%
Equity Real Estate Investment Trusts (REITs) — 1.3%
CoreCivic Inc., Senior Notes	4.625%	5/1/23	1,200,000		1,170,750
Diversified Healthcare Trust, Senior Notes	9.750%	6/15/25	760,000		839,884
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	9/1/26	260,000		271,155
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	880,000		945,450
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	3.692%	6/5/28	755,000	GBP	1,001,441
Realogy Group LLC/Realogy Co-Issuer Corp., Secured Notes	7.625%	6/15/25	490,000		514,983	(a)
VICI Properties LP/VICI Note Co. Inc., Senior Notes	4.125%	8/15/30	1,900,000		1,925,175	(a)
Total Equity Real Estate Investment Trusts (REITs)					6,668,838
Real Estate Management & Development — 0.6%
Country Garden Holdings Co. Ltd., Senior Secured Notes	7.250%	4/4/21	610,000		611,209	(c)
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,400,000		1,357,139	(a)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,340,407	(c)
Total Real Estate Management & Development					3,308,755
Total Real Estate					9,977,593
Utilities — 0.3%
Electric Utilities — 0.3%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	190,000		273,048

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	27

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Sensata Technologies Inc., Senior Notes	4.375%	2/15/30	310,000	$332,078	(a)
Talen Energy Supply LLC, Senior Notes	10.500%	1/15/26	650,000	505,573	(a)
TransAlta Corp., Senior Notes	6.500%	3/15/40	540,000	541,688
Total Utilities				1,652,387
Total Corporate Bonds & Notes (Cost — $212,008,088)				218,967,573
Senior Loans — 20.3%
Communication Services — 2.5%
Diversified Telecommunication Services — 0.4%
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	1.911%	3/1/27	634,176	616,340	(d)(i)(j)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.675%	1/31/28	1,588,574	1,546,626	(d)(i)(j)
Total Diversified Telecommunication Services				2,162,966
Entertainment — 0.5%
Allen Media LLC, Initial Term Loan (3 mo. USD LIBOR + 5.500%)	5.808%	2/10/27	1,755,323	1,707,051	(d)(i)(j)
William Morris Endeavor Entertainment LLC, New Term Loan B1 (1 mo. USD LIBOR + 2.750%)	2.920%	5/19/25	1,193,648	959,395	(d)(i)(j)
Total Entertainment				2,666,446
Media — 1.5%
Applovin Corp., Initial Term Loan (1 mo. USD LIBOR + 3.500%)	3.661%	8/15/25	602,356	598,516	(d)(i)(j)
Applovin Corp., Third Amendment New Term Loan (1 mo. USD LIBOR + 4.000%)	4.178%	8/15/25	568,575	565,021	(d)(i)(j)(k)
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	1.920%	4/30/25	1,118,528	1,096,856	(d)(i)(j)
Entercom Media Corp., Term Loan B2 (1 mo. USD LIBOR + 2.500%)	2.673%	11/18/24	542,356	519,984	(d)(i)(j)
iHeartCommunications Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	3.161%	5/1/26	287,479	269,961	(d)(i)(j)
iHeartCommunications Inc., Second Amendment Incremental Term Loan (1 mo. USD LIBOR + 4.000%)	4.750%	5/1/26	530,000	516,087	(d)(i)(j)

See Notes to Financial Statements.

28	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Lions Gate Capital Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.250%)	2.428%	3/24/25	365,213	$352,430	(d)(i)(j)
Nexstar Broadcasting Inc., Term Loan B4 (1mo. USD LIBOR + 2.750%)	2.921%	9/18/26	1,332,750	1,300,820	(d)(i)(j)
Nielsen Finance LLC, Dollar Term Loan B5 (1mo. USD LIBOR + 3.750%)	4.750%	6/4/25	149,625	150,280	(d)(i)(j)
Terrier Media Buyer Inc., Term Loan (1 mo. USD LIBOR + 4.250%)	4.411%	12/17/26	1,283,500	1,252,215	(d)(i)(j)
Univision Communications Inc., 2020 Replacement New First Lien Term Loan (1 mo. USD LIBOR + 3.750%)	4.750%	3/16/26	1,276,562	1,235,606	(d)(i)(j)
Ziggo Financing Partnership, Term Loan I (1 mo. USD LIBOR + 2.500%)	2.675%	4/30/28	120,000	115,594	(d)(i)(j)
Total Media				7,973,370
Wireless Telecommunication Services — 0.1%
T-Mobile USA Inc., Term Loan (1 mo. USD LIBOR + 3.000%)	3.161%	4/1/27	780,000	783,676	(d)(i)(j)
Total Communication Services				13,586,458
Consumer Discretionary — 4.2%
Auto Components — 0.3%
American Axle & Manufacturing Inc., Term Loan B (1 mo. USD LIBOR + 2.250%)	3.000%	4/6/24	544,240	530,974	(d)(i)(j)
Panther BF Aggregator 2 LP, First Lien Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	3.667%	4/30/26	1,181,075	1,156,562	(d)(i)(j)
Total Auto Components				1,687,536
Diversified Consumer Services — 0.3%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1	4.250%	9/23/26	1,810,784	1,783,246	(d)(i)(j)
Hotels, Restaurants & Leisure — 2.4%
Alterra Mountain Co., First Lien Term Loan (1 mo. USD LIBOR + 4.500%)	5.500%	5/13/26	847,875	845,755	(d)(i)(j)
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.911%	7/31/24	1,014,000	977,750	(d)(i)(j)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	29

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Aristocrat Technologies Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%)	4.750%	10/19/24	760,000	$764,275	(d)(i)(j)
ASHCO LLC, Initial Term Loan (3 mo. USD LIBOR + 5.000%)	6.072%	9/25/24	388,507	387,687	(d)(i)(j)
Boyd Gaming Corp., Refinancing Term Loan B (1 week USD LIBOR + 2.250%)	2.361%	9/15/23	1,206,121	1,170,798	(d)(i)(j)(l)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	2.911%	12/23/24	1,560,904	1,440,491	(d)(i)(j)
Caesars Resort Collection LLC, Term Loan B1	4.687-4.772%	7/21/25	1,260,000	1,218,525	(d)(i)(j)
Equinox Holdings Inc., First Lien Incremental Term Loan B1 (1 mo. USD LIBOR + 3.000%)	4.072%	3/8/24	1,400,752	1,066,698	(d)(i)(j)
Equinox Holdings Inc., Term Loan B2 (3 mo. USD LIBOR + 9.000%)	10.000%	3/8/24	400,000	398,000	(d)(i)(j)(k)
Golden Nugget Inc., First Initial Term Loan (1 mo. USD LIBOR + 2.500%)	3.250%	10/4/23	114,065	96,100	(d)(i)(j)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.922%	6/22/26	610,000	588,535	(d)(i)(j)
Hornblower Sub LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.500%)	5.500%	4/28/25	550,000	441,375	(d)(i)(j)
Mohegan Tribal Gaming Authority, Term Loan B (3 mo. USD LIBOR + 4.000%)	5.375%	10/13/23	1,708,770	1,431,095	(d)(i)(j)
Scientific Games International Inc., Initial Term Loan B5	2.911-3.612%	8/14/24	1,006,681	920,214	(d)(i)(j)
Station Casinos LLC, Term Loan Facility B1 (1 mo. USD LIBOR + 2.250%)	2.500%	2/8/27	993,478	920,209	(d)(i)(j)
Total Hotels, Restaurants & Leisure				12,667,507
Specialty Retail — 1.2%
Academy Ltd., Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.000%	7/1/22	863,858	773,513	(d)(i)(j)
CWGS Group LLC, Term Loan (1 mo. USD LIBOR + 2.750%)	2.917-3.500%	11/8/23	1,190,864	1,127,918	(d)(i)(j)(l)

See Notes to Financial Statements.

30	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — continued
IRB Holding Corp., Term Loan B (3 mo. USD LIBOR + 2.750%)	3.750%	2/5/25	179,541		$168,897	(d)(i)(j)
Michaels Stores Inc., 2018 New Replacement Term Loan B	3.500-3.568%	1/30/23	1,582,963		1,506,287	(d)(i)(j)
Party City Holdings Inc., 2018 Replacement Term Loan	3.250-4.100%	8/19/22	663,042		359,369	(d)(i)(j)
Petco Animal Supplies Inc., Term Loan (3 mo. USD LIBOR + 3.250%)	4.250%	1/26/23	988,817		831,842	(d)(i)(j)
PetSmart Inc., Term Loan B2 (3 mo. USD LIBOR + 4.000%)	5.000%	3/11/22	1,213,277		1,211,301	(d)(i)(j)
Whatabrands LLC, 2020 Refinancing Term Loan (1 mo. USD LIBOR + 2.750%)	2.916%	8/3/26	249,373		241,737	(d)(i)(j)
Total Specialty Retail					6,220,864
Total Consumer Discretionary					22,359,153
Consumer Staples — 0.4%
Food & Staples Retailing — 0.3%
Froneri International PLC, Term Loan Facility B1 (3 mo. EURIBOR + 2.625%)	2.625%	1/29/27	470,000	EUR	536,412	(d)(i)(j)
Froneri U.S. Inc., Term Loan Facility B2 (1 mo. USD LIBOR + 2.250%)	2.411%	1/29/27	1,230,000		1,184,183	(d)(i)(j)
Total Food & Staples Retailing					1,720,595
Food Products — 0.1%
8th Avenue Food & Provisions Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.750%)	7.925%	10/1/26	260,000		251,550	(d)(i)(j)(k)
Total Consumer Staples					1,972,145
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Term Loan A (3 mo. USD LIBOR + 8.000%)	9.000%	6/24/24	1,750,000		875,000	*(d)(h)(i)(j)
Financials — 2.5%
Capital Markets — 0.3%
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	2.161%	7/3/24	1,668,102		1,628,485	(d)(i)(j)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	31

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 1.2%
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (1 mo. USD LIBOR + 3.750%)	4.750%	4/9/27	380,000	$375,290	(d)(i)(j)
Deerfield Dakota Holding LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR + 8.000%)	9.000%	4/7/28	1,240,000	1,236,900	(d)(i)(j)(k)
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 3.000%)	3.161%	1/31/25	1,317,125	1,308,070	(d)(i)(j)
Stars Group Holdings BV, USD Term Loan (3 mo. USD LIBOR + 3.500%)	3.808%	7/10/25	432,239	432,725	(d)(i)(j)
TKC Holdings Inc., First Lien Initial Term Loan	4.750%	2/1/23	957,484	899,635	(d)(i)(j)
Trans Union LLC, Term Loan B5 (1 mo. USD LIBOR + 1.750%)	1.911%	11/16/26	98,412	96,022	(d)(i)(j)
UFC Holdings LLC, Term Loan B (3 mo. USD LIBOR + 3.250%)	4.250%	4/29/26	637,471	621,003	(d)(i)(j)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.178%	3/1/26	1,277,508	1,268,925	(d)(i)(j)
Total Diversified Financial Services				6,238,570
Insurance — 1.0%
Acrisure LLC, 2020 Term Loan B (1 mo. USD LIBOR + 3.500%)	3.661%	2/15/27	528,675	510,964	(d)(i)(j)
AmeriLife Holdings LLC, Delayed Draw Term Loan A	—	3/18/27	27,273	26,727	(k)(l)
AmeriLife Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.000%)	4.171%	3/18/27	212,727	208,473	(d)(i)(j)(k)
Asurion LLC, Fourteenth Amendment Replacement Term Loan B4 (1 mo. USD LIBOR + 3.000%)	3.161%	8/4/22	565,340	557,990	(d)(i)(j)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.161%	11/3/24	622,315	613,448	(d)(i)(j)
Asurion LLC, Second Lien Replacement Term Loan B2 (1 mo. USD LIBOR + 6.500%)	6.661%	8/4/25	1,240,000	1,252,013	(d)(i)(j)
Ryan Specialty Group LLC	—	7/23/27	870,000	867,009	(l)

See Notes to Financial Statements.

32	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Sedgwick Claims Management Services Inc., 2020 Term Loan (1 mo. USD LIBOR + 4.250%)	4.411%	9/3/26	540,000	$534,263	(d)(i)(j)
Sedgwick Claims Management Services Inc., Term Loan (1 mo. USD LIBOR + 3.250%)	3.411%	12/31/25	1,181,008	1,130,603	(d)(i)(j)
Total Insurance				5,701,490
Total Financials				13,568,545
Health Care — 3.6%
Health Care Equipment & Supplies — 0.1%
Air Methods Corp., Initial Term Loan (3 mo. USD LIBOR + 3.500%)	4.500%	4/22/24	650,980	525,085	(d)(i)(j)
Radiology Partners Inc., Replacement Term Loan B	5.295-5.985%	7/9/25	230,000	218,615	(d)(i)(j)
Total Health Care Equipment & Supplies				743,700
Health Care Providers & Services — 2.6%
Air Medical Group Holdings Inc., 2018 Term Loan (3 mo. USD LIBOR + 3.250%)	4.250%	4/28/22	1,092,956	1,079,099	(d)(i)(j)
Elanco Animal Health Inc., Term Loan	—	8/1/27	600,000	586,875	(l)
EyeCare Partners LLC, First Lien Initial Delayed Draw Term Loan	—	2/18/27	211,892	194,587	(l)
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	4.822%	2/18/27	905,838	831,861	(d)(i)(j)
EyeCare Partners LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 8.250%)	8.558%	2/4/28	810,000	743,850	(d)(i)(j)
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (1 week USD LIBOR + 2.000%)	2.111%	11/15/27	636,800	625,366	(d)(i)(j)
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	3.500%	8/18/22	819,257	817,106	(d)(i)(j)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.911%	11/17/25	1,642,511	1,606,728	(d)(i)(j)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	3.750%	6/7/23	902,332	890,166	(d)(i)(j)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	33

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Option Care Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	4.661%	8/6/26	1,293,500	$1,290,535	(d)(i)(j)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	3.425%	3/5/26	1,119,628	1,098,168	(d)(i)(j)
Radnet Management Inc., First Lien Term Loan B1 (1 week USD LIBOR + 3.500%)	4.750%	6/30/23	1,208,111	1,189,990	(d)(i)(j)(k)
Sotera Health Holdings LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	5.500%	12/11/26	758,100	757,816	(d)(i)(j)
Surgery Center Holdings Inc., Initial Term Loan	—	9/2/24	830,000	785,041	(l)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	5.188%	6/26/26	408,446	400,533	(d)(i)(j)
WP CityMD Bidco LLC, Initial Term Loan (3 mo. USD LIBOR + 4.500%)	5.500-5.572%	8/13/26	1,114,400	1,111,382	(d)(i)(j)
Total Health Care Providers & Services				14,009,103
Health Care Technology — 0.7%
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	4.818%	2/11/26	1,722,773	1,702,315	(d)(i)(j)
Change Healthcare Holdings LLC, Closing Date Term Loan	3.500%	3/1/24	1,845,678	1,807,611	(d)(i)(j)
Total Health Care Technology				3,509,926
Life Sciences Tools & Services — 0.1%
Parexel International Corp., Initial Term Loan	—	9/27/24	820,000	789,506	(l)
Pharmaceuticals — 0.1%
Endo Luxembourg Finance Company I SARL, Initial Term Loan (3 mo. USD LIBOR + 4.250%)	5.000%	4/29/24	427,795	410,530	(d)(i)(j)
Total Health Care				19,462,765
Industrials — 3.9%
Aerospace & Defense — 0.2%
WP CPP Holdings LLC, First Lien Initial Term Loan	—	4/30/25	1,410,000	1,212,600	(l)
Airlines — 0.8%
American Airlines Inc., 2017 Replacement Term Loan B (1 mo. USD LIBOR + 2.000%)	2.175%	12/14/23	605,280	461,382	(d)(i)(j)

See Notes to Financial Statements.

34	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc., Initial Term Loan (3 mo. USD LIBOR + 4.750%)	5.750%	4/27/23	1,030,000	$1,017,983	(d)(i)(j)
JetBlue Airways Corp., Term Loan (3 mo. USD LIBOR + 5.250%)	6.250%	6/17/24	1,480,000	1,464,090	(d)(i)(j)(l)
Mileage Plus Holdings Inc., Initial Term Loan (3 mo. USD LIBOR + 5.250%)	6.250%	6/25/27	1,210,000	1,210,588	(d)(i)(j)
Total Airlines				4,154,043
Building Products — 0.4%
ACProducts Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 6.500%)	7.500%	8/18/25	755,250	750,058	(d)(i)(j)
Ply Gem Midco Inc., Initial Term Loan (1 mo. USD LIBOR + 3.750%)	3.928%	4/12/25	1,087,800	1,071,029	(d)(i)(j)
Total Building Products				1,821,087
Commercial Services & Supplies — 1.2%
Allied Universal Holdco LLC, Initial Term Loan (1 mo. USD LIBOR + 4.250%)	4.411%	7/10/26	1,789,435	1,769,862	(d)(i)(j)
Amentum Government Services Holdings LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.161%	1/31/27	790,000	787,531	(d)(i)(j)
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.678%	10/1/26	1,154,200	1,135,444	(d)(i)(j)
Garda World Security Corp., First Lien Term Loan B (1 mo. USD LIBOR + 4.750%)	4.930%	10/30/26	1,642,086	1,630,797	(d)(i)(j)
GFL Environmental Inc., 2018 Incremental Term Loan (3 mo. USD LIBOR + 3.000%)	4.000%	5/30/25	857,725	855,104	(d)(i)(j)
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.500%)	4.661%	8/27/25	307,650	307,072	(d)(i)(j)
Total Commercial Services & Supplies				6,485,810
Electrical Equipment — 0.3%
Brookfield WEC Holdings Inc., Refinancing Term Loan (1 mo. USD LIBOR + 3.000%)	3.750%	8/1/25	1,707,078	1,676,137	(d)(i)(j)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	35

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — 0.3%
Douglas Dynamics LLC, 2020 Additional Term Loan B (1 mo. USD LIBOR + 3.750%)	4.750%	6/8/26	190,000	$189,525	(d)(i)(j)(k)
Vertical Midco Gmbh, Term Loan B	—	6/30/27	1,520,000	1,501,594	(l)
Total Machinery				1,691,119
Professional Services — 0.2%
Advantage Sales & Marketing Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.250%)	4.250%	7/23/21	1,256,564	1,198,578	(d) (i)(j)
Road & Rail — 0.4%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	2.308%	12/30/26	1,875,300	1,843,947	(d) (i)(j)
Transportation Infrastructure — 0.1%
GlobalTranz Enterprises LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 5.000%)	5.179%	5/15/26	613,800	509,454	(d) (i)(j)(k)
Total Industrials				20,592,775
Information Technology — 2.0%
Communications Equipment — 0.4%
CommScope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	3.411%	4/4/26	1,320,025	1,295,480	(d)(i)(j)
Global Tel Link Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.250%)	4.411%	11/29/25	760,856	665,432	(d)(i)(j)
Global Tel Link Corp., Second Lien Term Loan (1 mo. USD LIBOR + 8.250%)	8.411%	11/20/26	280,000	198,800	(d)(i)(j)
Total Communications Equipment				2,159,712
IT Services — 0.7%
McAfee LLC, USD Term Loan B (1 mo. USD LIBOR + 3.750%)	3.916%	9/30/24	1,163,576	1,153,186	(d)(i)(j)
Project Alpha Intermediate Holding Inc., 2019 Incremental Term Loan (3 mo. USD LIBOR + 4.250%)	4.520%	4/26/24	327,519	321,787	(d)(i)(j)(k)
RSA Security LLC	—	7/1/27	1,620,000	1,599,750	(l)
Science Applications International Corp., Term Loan B2 (1 mo. USD LIBOR + 2.250%)	2.428%	3/13/27	418,258	415,644	(d)(i)(j)
Total IT Services				3,490,367

See Notes to Financial Statements.

36	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Software — 0.9%
Castle US Holding Corp., Initial Dollar Term Loan (3 mo. USD LIBOR + 3.750%)	4.058%	1/29/27	528,896	$498,484	(d)(i)(j)
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.161%	10/16/26	1,605,975	1,586,401	(d)(i)(j)
MA Financeco LLC, Term Loan B3 (1 mo. USD LIBOR + 2.500%)	2.661%	6/21/24	48,095	45,594	(d)(i)(j)
Particle Investments Sarl, First Lien Initial Term Loan (3 mo. USD LIBOR + 5.250%)	5.750%	2/18/27	620,000	599,075	(d)(i)(j)
Seattle Escrow Borrower LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.661%	6/21/24	324,797	307,908	(d)(i)(j)
Surf Holdings SARL, Senior Secured First Lien Dollar Term Loan (3 mo. USD LIBOR + 3.500%)	3.827%	3/5/27	650,000	636,188	(d)(i)(j)
Ultimate Software Group Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	3.911%	5/4/26	898,959	892,611	(d)(i)(j)
Total Software				4,566,261
Technology Hardware, Storage & Peripherals — 0.0%††
Dell International LLC, Refinancing Term Loan B1 (1 mo. USD LIBOR + 2.000%)	2.750%	9/19/25	262,675	259,427	(d) (i)(j)
Total Information Technology				10,475,767
Materials — 0.6%
Containers & Packaging — 0.6%
Berry Global Inc., Term Loan W (1 mo. USD LIBOR + 2.000%)	2.188%	10/1/22	974,098	959,486	(d)(i)(j)
Graham Packaging Co. Inc., New Term Loan	—	8/6/27	970,000	968,666	(l)
Reynolds Consumer Products LLC, Initial Term Loan (1 mo. USD LIBOR + 1.750%)	1.911%	2/4/27	316,254	311,181	(d)(i)(j)
Reynolds Group Holdings Inc., Incremental U.S. Term Loan (1 mo. USD LIBOR + 2.750%)	2.911%	2/6/23	886,126	871,112	(d)(i)(j)
Total Materials				3,110,445

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	37

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 0.4%
Equity Real Estate Investment Trusts (REITs) — 0.4%
Corecivic Inc., Term Loan (1 mo. USD LIBOR + 4.500%)	5.500%	12/12/24	507,000	$500,029	(d)(i)(j)
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 1.750%)	1.926%	12/20/24	1,480,000	1,426,696	(d)(i)(j)
Total Real Estate				1,926,725
Total Senior Loans (Cost — $111,695,427)				107,929,778
Collateralized Mortgage Obligations (m) —15.1%
Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR + 0.600%)	0.772%	1/25/36	148,950	136,006	(d)
Alternative Loan Trust, 2006-18CB A6 (-4.000 x 1 mo. USD LIBOR + 28.600%)	27.913%	7/25/36	327,792	579,414	(d)
BAMLL Re-REMIC Trust, 2016-GG10 AJA	5.821%	8/10/45	1,042,701	458,005	(a)(d)
Banc of America Funding Corp., 2015-R3 1A2	0.637%	3/27/36	3,193,119	2,634,772	(a)(d)
Banc of America Mortgage Trust, 2005-C 2A1	3.861%	4/25/35	27,160	26,386	(d)
BCAP LLC Trust, 2011-RR2 1A4	3.737%	7/26/36	3,256,697	2,154,365	(a)(d)
Benchmark Mortgage Trust, 2019- B11 XA, IO	1.048%	5/15/52	19,007,905	1,332,870	(d)
BX Commercial Mortgage Trust, 2019-IMC F (1 mo. USD LIBOR + 2.900%)	3.075%	4/15/34	1,950,000	1,671,911	(a)(d)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	5.663%	5/15/37	1,700,000	1,361,447	(a)(d)
BXMT Ltd., 2020-FL2 A (1 mo. USD LIBOR + 0.900%)	1.081%	2/16/37	600,000	585,900	(a)(d)
CGDB Commercial Mortgage Trust, 2019-MOB A (1 mo. USD LIBOR + 0.950%)	1.125%	11/15/36	1,200,000	1,191,236	(a)(d)
Citigroup Commercial Mortgage Trust, 2017-P8 XA, IO	0.911%	9/15/50	21,995,382	1,149,041	(d)
Credit Suisse Commercial Mortgage Securities Corp., 2018- TOP D (1 mo. USD LIBOR + 1.800%)	1.975%	8/15/35	1,816,000	1,710,748	(a)(d)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.421%	6/15/38	39,838	20,594	(d)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	165,821	76,243

See Notes to Financial Statements.

38	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
Credit Suisse Mortgage Capital Trust, 2020-4R 1A1 (1 mo. USD LIBOR + 3.000%)	3.174%	6/25/47	1,467,494	$1,486,105	(a)(d)
CSMC Trust, 2014-USA E	4.373%	9/15/37	400,000	310,645	(a)
CSMC Trust, 2014-USA F	4.373%	9/15/37	1,840,000	1,391,544	(a)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.350%)	7.525%	7/15/32	2,900,000	1,723,698	(a)(d)
CSMC Trust, 2019-RIO B	6.889%	12/15/21	2,960,000	2,705,483	(a)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	1,190,000	1,161,811	(a)
CSMC Trust, 2006-1 1A2 (-5.500 x 1 mo. USD LIBOR + 30.525%)	29.581%	2/25/36	353,720	583,778	(d)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	887,894	(a)
Eagle RE Ltd., 2020-1 M1C (1 mo. USD LIBOR + 1.800%)	1.972%	1/25/30	1,310,000	1,154,309	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K720 X3, IO	1.331%	8/25/42	19,810,000	435,701	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-1 M	4.750%	5/25/57	2,470,000	2,412,733	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-3 M	4.750%	10/25/58	1,560,000	1,453,769	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-4 M	4.500%	2/25/59	2,370,000	2,076,107	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 M	4.250%	8/25/59	4,080,000	3,679,594	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-2 M	4.250%	11/25/59	3,890,000	3,544,624	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	10.922%	3/25/25	1,101,470	1,201,296	(d)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	39

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 M2 (1 mo. USD LIBOR + 3.250%)	3.422%	7/25/29	928,129	$937,868	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (1 mo. USD LIBOR + 5.100%)	5.272%	6/25/50	1,320,000	1,328,760	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2016- C04 1M2 (1 mo. USD LIBOR + 4.250%)	4.422%	1/25/29	2,147,811	2,181,544	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2017- C03 1B1 (1 mo. USD LIBOR + 4.850%)	5.022%	10/25/29	950,000	981,918	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2017- C06 1B1 (1 mo. USD LIBOR + 4.150%)	4.322%	2/25/30	2,050,000	1,930,202	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2018- C01 1B1 (1 mo. USD LIBOR + 3.550%)	3.722%	7/25/30	1,070,000	983,567	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2018- C01 1M2 (1 mo. USD LIBOR + 2.250%)	2.422%	7/25/30	1,142,880	1,112,057	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2018- C06 1M2 (1 mo. USD LIBOR + 2.000%)	2.172%	3/25/31	1,060,696	1,029,048	(a)(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	60,680	51,260	(d)
Government National Mortgage Association (GNMA), 2011-127 IO, IO	0.309%	3/16/47	1,977,337	17,268	(d)
Government National Mortgage Association (GNMA), 2012-55 IO, IO	0.204%	4/16/52	2,512,965	11,910	(d)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 3.750%)	3.925%	9/15/31	1,240,000	1,190,403	(a)(d)

See Notes to Financial Statements.

40	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	127,913	$88,516
GSMPS Mortgage Loan Trust, 2006- RP1 1A2	7.500%	1/25/36	783,089	822,498	(a)
IMPAC CMB Trust, 2005-5 A1 (1 mo. USD LIBOR + 0.640%)	0.812%	8/25/35	110,842	107,732	(d)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	0.442%	11/25/36	1,238,594	720,881	(d)
IMPAC Secured Assets Trust, 2006-4 A2B (1 mo. USD LIBOR + 0.170%)	0.342%	1/25/37	5	6	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018- PHMZ M (1 mo. USD LIBOR + 8.208%)	8.382%	6/15/35	2,750,000	2,099,801	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018- WPT FFL (1 mo. USD LIBOR + 2.900%)	3.064%	7/5/33	2,640,000	2,418,398	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019- BKWD E (1 mo. USD LIBOR + 2.600%)	2.775%	9/15/29	2,340,000	2,063,069	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019- BOLT C (1 mo. USD LIBOR + 3.800%)	3.975%	7/15/34	2,150,670	1,912,498	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019- BOLT XCP, IO	2.052%	7/15/34	3,000,957	58,222	(a)(d)
Lone Star Portfolio Trust, 2015- LSMZ M (1 mo. USD LIBOR + 7.468%)	7.642%	9/15/20	369,229	369,547	(a)(d)
Lone Star Portfolio Trust, 2015-LSP F (1 mo. USD LIBOR + 7.150%)	7.325%	9/15/28	1,621,123	1,552,115	(a)(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	23,789	20,965	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	94,485	56,029	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	18,563	11,008	(a)(d)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	41

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	5.977%	9/12/49	218,642	$84,275	(d)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	97,390	66,122
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	3,267	3,265
Morgan Stanley Mortgage Loan Trust, 2005-2AR B1 (1 mo. USD LIBOR + 0.500%)	0.672%	4/25/35	1,145,003	949,749	(d)
Multifamily Trust, 2016-1 B	11.739%	4/25/46	937,928	1,070,472	(a)(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.398%	8/15/36	1,750,000	1,524,503	(a)(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME E	4.398%	8/15/36	660,000	530,800	(a)(d)
Natixis Commercial Mortgage Securities Trust, 2019-TRUE A (1 mo. USD LIBOR + 2.011%)	2.197%	4/18/24	1,260,000	1,238,828	(a)(d)
Nomura Resecuritization Trust, 2015-4R 2A2 (1 mo. USD LIBOR + 0.306%)	0.325%	10/26/36	2,388,909	2,050,952	(a)(d)
Nomura Resecuritization Trust, 2015-8R 4A4	2.712%	11/25/47	1,942,685	1,358,452	(a)(d)
Radnor RE Ltd., 2020-1 M1C (1 mo. USD LIBOR + 1.750%)	1.922%	2/25/30	2,580,000	2,268,648	(a)(d)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.400%)	4.575%	11/15/27	1,450,000	29,000	(a)(d)
Structured Asset Mortgage Investments II Trust, 2006-AR5 2A1 (1 mo. USD LIBOR + 0.210%)	0.382%	5/25/46	205,176	175,072	(d)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.180%)	3.343%	11/11/34	2,276,326	1,818,343	(a)(d)
Tharaldson Hotel Portfolio Trust, 2018-THLF (1 mo. USD LIBOR + 3.952%)	4.115%	11/11/34	1,126,012	814,688	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	470,000	40,082	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	479,997	33,308	(a)(d)

See Notes to Financial Statements.

42	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (m) — continued
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR19 A1A1 (1 mo. USD LIBOR + 0.270%)	0.442%	12/25/45	56,083		$54,513	(d)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	2.322%	2/25/46	649,588		587,727	(d)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	111,891		110,547	(a)(d)
Total Collateralized Mortgage Obligations (Cost — $87,924,271)					80,164,465
Sovereign Bonds — 11.0%
Argentina — 0.8%
Argentine Republic Government International Bond, Senior Notes	6.875%	4/22/21	230,000		104,104	*(h)
Argentine Republic Government International Bond, Senior Notes	4.625%	1/11/23	290,000		129,095	*(h)
Argentine Republic Government International Bond, Senior Notes	7.125%	7/6/36	670,000		287,627	*(h)
Provincia de Buenos Aires, Senior Notes	10.875%	1/26/21	403,414		197,677	*(c)(h)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	1,290,000		567,613	*(c)(h)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	1,590,000		699,616	*(a)(h)
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	2,860,000		1,236,950	*(a)(h)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	650,000		287,625	*(a)(h)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	500,000		220,000	*(a)(h)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	630,000		414,729	(a)
Total Argentina					4,145,036
Australia — 0.4%
Australia Government Bond	5.750%	7/15/22	2,500,000	AUD	1,976,090
Brazil — 0.9%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	2,560,000	BRL	559,348
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	8,670,000	BRL	1,975,430

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	43

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — continued
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	5,892,000	BRL	$1,366,915
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/29	4,200,000	BRL	992,747
Total Brazil					4,894,440
Egypt — 0.2%
Egypt Government International Bond, Senior Notes	7.600%	3/1/29	1,200,000		1,226,846	(a)
Ghana — 0.4%
Ghana Government International Bond, Senior Notes	8.125%	1/18/26	520,000		525,148	(c)
Ghana Government International Bond, Senior Notes	7.625%	5/16/29	1,300,000		1,215,012	(a)
Ghana Government International Bond, Senior Notes	8.125%	3/26/32	490,000		459,841	(a)
Total Ghana					2,200,001
Indonesia — 3.0%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	1,930,000		2,124,515
Indonesia Government International Bond, Senior Notes	5.250%	1/17/42	1,450,000		1,908,875	(c)
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	4,850,000,000	IDR	344,483
Indonesia Treasury Bond, Senior Notes	8.375%	9/15/26	50,137,000,000	IDR	3,785,343
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	93,050,000,000	IDR	6,524,972
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	15,197,000,000	IDR	1,132,593
Total Indonesia					15,820,781
Israel — 0.2%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	680,000		754,800
Israel Government International Bond, Senior Notes	3.875%	7/3/50	430,000		537,285
Total Israel					1,292,085
Kazakhstan — 0.3%
Kazakhstan Government International Bond, Senior Notes	5.125%	7/21/25	1,280,000		1,499,860	(c)

See Notes to Financial Statements.

44	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Kuwait — 0.3%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	1,300,000		$1,475,512	(a)
Mexico — 0.5%
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	1,550,000		1,672,435
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	730,000		832,415
Total Mexico					2,504,850
Panama — 0.3%
Panama Government International Bond, Senior Notes	4.500%	4/1/56	1,000,000		1,355,000
Peru — 0.2%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	1,210,000		1,349,755
Qatar — 0.6%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	1,590,000		2,340,941	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	470,000		672,737	(a)
Total Qatar					3,013,678
Russia — 1.8%
Russian Federal Bond — OFZ	7.050%	1/19/28	664,131,000	RUB	9,756,364
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	1,300,000		1,702,476	(a)
United Kingdom — 0.8%
United Kingdom Gilt, Bonds	0.750%	7/22/23	3,000,000	GBP	4,030,956	(c)
Total Sovereign Bonds (Cost — $62,417,616)					58,243,730

			Face Amount†/ Units
Asset-Backed Securities — 9.0%
522 Funding CLO I Ltd., 2019-1A E
(3 mo. USD LIBOR + 7.340%)	7.615%	1/15/33	250,000		226,406	(a)(d)
ACIS CLO Ltd., 2014-4A A (3 mo.
USD LIBOR + 1.420%)	1.671%	5/1/26	97,037		97,052	(a)(d)
American Money Management
Corp. CLO 20 Ltd., 2017-20A E (3 mo. USD LIBOR + 5.810%)	6.083%	4/17/29	800,000		657,497	(a)(d)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	45

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Apidos CLO XII, 2013-12A AR (3 mo. USD LIBOR + 1.080%)	1.355%	4/15/31	250,000	$243,335	(a)(d)
Apidos CLO XII, 2013-12A ER (3 mo. USD LIBOR + 5.400%)	5.675%	4/15/31	750,000	585,845	(a)(d)
Apidos CLO XXII, 2015-22A DR (3 mo. USD LIBOR + 6.750%)	7.022%	4/20/31	1,000,000	925,607	(a)(d)
Ares XXXIIR CLO Ltd., 2014-32RA C (3 mo. USD LIBOR + 2.900%)	3.292%	5/15/30	1,000,000	875,645	(a)(d)
Avery Point VI CLO Ltd., 2015-6A DR (3 mo. USD LIBOR + 2.950%)	3.491%	8/5/27	300,000	276,475	(a)(d)
BCC Funding Corp. XVI LLC, 2019-1A D	3.940%	7/20/27	1,000,000	981,280	(a)
Benefit Street Partners CLO IV Ltd., 2014-IVA CRR (3 mo. USD LIBOR + 3.800%)	4.072%	1/20/29	440,000	423,895	(a)(d)(n)
BlueMountain CLO Ltd., 2012-2A AR2 (3 mo. USD LIBOR + 1.050%)	1.427%	11/20/28	400,000	395,616	(a)(d)
BlueMountain CLO Ltd., 2012-2A ER2 (3 mo. USD LIBOR + 5.750%)	6.127%	11/20/28	550,000	438,510	(a)(d)
Bristol Park CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 7.000%)	7.275%	4/15/29	500,000	456,029	(a)(d)
California Street CLO IX LP, 2012-9A AR2 (3 mo. USD LIBOR + 1.320%)	1.591%	7/16/32	375,000	371,176	(a)(d)
Carlyle Global Market Strategies CLO Ltd., 2014-2RA A1 (3 mo. USD LIBOR + 1.050%)	1.442%	5/15/31	1,182,763	1,154,268	(a)(d)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	3.972%	7/20/31	1,000,000	950,762	(a)(d)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	6.272%	4/20/29	1,300,000	1,115,834	(a)(d)
Cent CLO 24 Ltd., 2015-24A CR (3 mo. USD LIBOR + 3.150%)	3.425%	10/15/26	670,000	613,264	(a)(d)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	5.673%	4/17/30	250,000	206,494	(a)(d)
Countrywide Asset-Backed Certificates Inc. Asset-Backed Certificates Trust, 2004-5 M4 (1 mo. USD LIBOR + 1.875%)	2.047%	6/25/34	307,689	305,378	(d)
Credit Suisse European Mortgage Capital Ltd., 2020-1OTF A	6.531%	8/9/24	989,950	940,452	(a)(f)(k)

See Notes to Financial Statements.

46	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	3.660%	8/9/24	990,000	$980,949	(a)(d)
Cumberland Park CLO Ltd., 2015-2A DR (3 mo. USD LIBOR + 2.700%)	2.972%	7/20/28	500,000	472,552	(a)(d)
Cumberland Park CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.650%)	5.922%	7/20/28	700,000	608,039	(a)(d)
CVP CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	2.922%	1/20/31	700,000	633,323	(a)(d)
CWABS Revolving Home Equity Loan Trust, 2004-B 1A (1 mo. USD LIBOR + 0.220%)	0.395%	2/15/29	892,840	880,337	(d)
Dividend Solar Loans LLC, 2019-1 A	3.670%	8/22/39	706,761	718,417	(a)
First Franklin Mortgage Loan Trust, 2003-FF4 M1 (1 mo. USD LIBOR + 1.800%)	1.971%	10/25/33	756,319	746,854	(d)
Flatiron CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.250%)	1.642%	5/15/30	590,000	585,262	(a)(d)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	5.225%	4/15/31	1,070,000	884,117	(a)(d)
Greywolf CLO IV Ltd., 2019-1A C (3 mo. USD LIBOR + 3.950%)	4.223%	4/17/30	570,000	534,906	(a)(d)
Halsey Point CLO I Ltd., 2019-1A E (3 mo. USD LIBOR + 7.700%)	7.972%	1/20/33	600,000	517,939	(a)(d)
Halsey Point CLO I Ltd., 2019-1A F (3 mo. USD LIBOR + 8.200%)	8.472%	1/20/33	290,000	167,442	(a)(d)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	5,702,708	1,001,589	(a)
Hertz Vehicle Financing II LP, 2016-2A C	4.990%	3/25/22	430,000	412,804	(a)
KKR CLO 16 Ltd., 16 A1R (3 mo. USD LIBOR + 1.250%)	1.522%	1/20/29	530,000	525,321	(a)(d)
LCM XXII Ltd., 22A DR (3 mo. USD LIBOR + 5.500%)	5.772%	10/20/28	600,000	482,709	(a)(d)
LCM XXIV Ltd., 2024A A (3 mo. USD LIBOR + 1.310%)	1.582%	3/20/30	635,000	628,766	(a)(d)
Legacy Mortgage Asset Trust, 2019-GS2 A1	3.750%	1/25/59	2,837,263	2,903,842	(a)
Marathon CLO 14 Ltd., 2019-2A BA (3 mo. USD LIBOR + 3.300%)	3.572%	1/20/33	460,000	441,985	(a)(d)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	47

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Mastr Asset Backed Securities Trust, 2007-HE2 A1 (1 mo. USD LIBOR + 1.150%)	1.322%	8/25/37	2,473,079	$2,290,817	(d)
Nassau Ltd., 2020-1A D (3 mo. USD LIBOR + 4.770%)	5.003%	7/20/29	370,000	349,572	(a)(d)(g)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	5.472%	10/20/27	750,000	557,187	(a)(d)
Oaktree CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 3.800%)	4.058%	4/22/30	500,000	454,302	(a)(d)
Ocean Trails CLO, 2020-9A A1 (3 mo. USD LIBOR + 1.870%)	2.119%	10/15/29	445,000	445,000	(a)(d)(g)
Ocean Trails CLO, 2020-9A A2 (3 mo. USD LIBOR + 2.270%)	2.519%	10/15/29	500,000	499,375	(a)(d)(g)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.075%	10/15/37	575,897	550,750	(d)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.704%	4/15/37	581,064	509,310	(d)
Parallel Ltd., 2017-1A CR (3 mo. USD LIBOR + 2.000%)	2.272%	7/20/29	1,000,000	956,975	(a)(d)
Popular ABS Mortgage Pass- Through Trust, 2005-2 M2	5.717%	4/25/35	1,261,695	908,391
PPM CLO 3 Ltd., 2019-3A A (3 mo. USD LIBOR + 1.400%)	1.673%	7/17/30	400,000	396,154	(a)(d)
RAMP Trust, 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	1.297%	8/25/33	69,930	68,668	(d)
SACO I Trust, 2006-4 A1 (1 mo. USD LIBOR + 0.340%)	0.512%	3/25/36	28,076	28,014	(d)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	3.556%	6/22/30	611,798	530,515	(a)(d)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	593,263	(a)
Sound Point CLO XXII Ltd., 2019-1A D (3 mo. USD LIBOR + 3.900%)	4.172%	1/20/32	500,000	484,025	(a)(d)
Sound Point CLO XXIII, 2019-2A A1 (3 mo. USD LIBOR + 1.400%)	1.675%	4/15/32	830,000	812,246	(a)(d)
Stewart Park CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 2.600%)	2.875%	1/15/30	500,000	443,674	(a)(d)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	0.392%	2/25/36	3,154,358	128,471	(a)(d)

See Notes to Financial Statements.

48	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Symphony CLO XIX Ltd., 2018-19A A (3 mo. USD LIBOR + 0.960%)	1.231%	4/16/31	1,000,000	$978,384	(a)(d)
Symphony CLO XIX Ltd., 2018-19A E (3 mo. USD LIBOR + 5.200%)	5.471%	4/16/31	250,000	202,386	(a)(d)
TCI-Symphony CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	1.916%	10/13/29	1,000,000	981,506	(a)(d)
TCI-Symphony CLO Ltd., 2016-1A DR (3 mo. USD LIBOR + 3.000%)	3.266%	10/13/29	430,000	381,820	(a)(d)
Thayer Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.100%)	6.372%	4/20/29	700,000	605,152	(a)(d)
Treman Park CLO Ltd., 2015-1A DRR (3 mo. USD LIBOR + 2.650%)	2.922%	10/20/28	250,000	236,773	(a)(d)
Venture 31 CLO Ltd., 2018-31A A1 (3 mo. USD LIBOR + 1.030%)	1.302%	4/20/31	790,000	768,549	(a)(d)
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	6.015%	4/15/27	900,000	612,386	(a)(d)
VOYA CLO, 2017-2A D (3 mo. USD LIBOR + 6.020%)	6.295%	6/7/30	300,000	248,006	(a)(d)
WaMu Asset-Backed Certificates Trust, 2007-HE4 1A (1 mo. USD LIBOR + 0.170%)	0.342%	7/25/47	5,775,252	4,586,947	(d)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	3.925%	10/15/31	790,000	689,716	(a)(d)
Total Asset-Backed Securities (Cost — $53,737,786)				47,666,307

			Face Amount†
Convertible Bonds & Notes — 1.8%
Communication Services — 0.3%
Entertainment — 0.1%
Live Nation Entertainment Inc., Senior Notes	2.000%	2/15/25	630,000	550,998	(a)
Media — 0.2%
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,270,000	1,172,375
Total Communication Services				1,723,373
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	1,300,000	851,248
PDC Energy Inc., Senior Notes	1.125%	9/15/21	720,000	691,335
Total Energy				1,542,583

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	49

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 0.4%
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Apollo Commercial Real Estate Finance Inc., Senior Notes	4.750%	8/23/22	510,000	$454,333
Blackstone Mortgage Trust Inc., Senior Notes	4.375%	5/5/22	1,460,000	1,401,600
Total Financials				1,855,933
Health Care — 0.7%
Pharmaceuticals — 0.7%
Jazz Investments I Ltd., Senior Notes	2.000%	6/15/26	400,000	413,750	(a)
Teva Pharmaceutical Finance Co. LLC, Senior Notes	0.250%	2/1/26	3,340,000	3,291,898
Total Health Care				3,705,648
Information Technology — 0.1%
Electronic Equipment, Instruments & Components — 0.1%
Vishay Intertechnology Inc., Senior Notes	2.250%	6/15/25	820,000	788,277
Total Convertible Bonds & Notes (Cost — $9,580,557)				9,615,814
Mortgage-Backed Securities — 0.2%
FHLMC — 0.0%††
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	8/1/30	2,362	2,431
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.500%	11/1/31	266	297
Total FHLMC				2,728
FNMA — 0.2%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	5,158	6,019
Federal National Mortgage Association (FNMA)	2.680%	1/1/35-2/1/35	300,000	347,394
Federal National Mortgage Association (FNMA)	2.790%	1/1/35	588,653	682,985	(d)
Total FNMA				1,036,398
Total Mortgage-Backed Securities (Cost — $909,959)				1,039,126

See Notes to Financial Statements.

50	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

Security		Expiration Date	Contracts	Notional Amount†	Value
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.0%††
E-mini S&P 500 Index Futures, Put @ $2,700.00		8/21/20	24	3,925,344	$2,820
E-mini S&P 500 Index Futures, Put @ $2,800.00		8/21/20	46	7,523,576	7,935
E-mini S&P 500 Index Futures, Put @ $2,800.00		9/18/20	21	3,434,676	17,955
E-mini S&P 500 Index Futures, Put @ $3,000.00		10/16/20	85	13,902,260	286,875
Total Exchange-Traded Purchased Options (Cost — $ 741,495)					315,585

	Counterparty
OTC Purchased Options — 0.1%
U.S. Dollar/British Pound, Call @ 1.28GBP	Citibank N.A.	10/1/20	5,820,000	5,820,000	37,102
U.S. Dollar/Euro, Put @ $1.14	Goldman Sachs Group Inc.	9/11/20	5,860,000	5,860,000	220,893
U.S. Dollar/Euro, Put @ $1.16	JPMorgan Chase & Co.	9/25/20	8,100,000	8,100,000	212,729
Total OTC Purchased Options (Cost — $166,821)					470,724
Total Purchased Options (Cost — $908,316)					786,309

		Rate		Shares
Convertible Preferred Stocks — 0.1%
Industrials — 0.1%
Machinery — 0.1%
Stanley Black & Decker Inc. (Cost — $517,700)		5.000%		510	604,350
Preferred Stocks — 0.1%
Financials — 0.1%
Capital Markets — 0.1%
B Riley Financial Inc.		6.500%		16,350	381,445
B Riley Financial Inc.		6.875%		8,150	195,682
Total Preferred Stocks (Cost — $612,500)					577,127

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	51

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Security			Shares		Value
Common Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Corp.			44,473		$209,245
Montage Resources Corp.			33,681		144,492	*
MWO Holdings LLC			488		37,430	*(f)(k)
Total Common Stocks (Cost — $1,556,466)					391,167

	Rate	Maturity Date	Face Amount†
Non-U.S. Treasury Inflation Protected Securities — 0.1%
Argentina — 0.1%
Argentina Treasury Bond (Cost — $368,611)	1.000%	8/5/21	35,700,150	ARS	284,276	(f)
U.S. Government & Agency Obligations — 0.0%††
U.S. Government Obligations — 0.0%††
U.S. Treasury Bonds	3.000%	8/15/48	50,000		71,831
U.S. Treasury Notes	0.250%	6/30/25	190,000		190,371
Total U.S. Government & Agency Obligations (Cost — $259,063)					262,202
Total Investments before Short-Term Investments (Cost — $542,496,360)					526,532,224

			Shares
Short-Term Investments — 0.5%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $2,983,407)	0.073%		2,983,407		2,983,407	(n)
Total Investments — 99.6% (Cost — $545,479,767)					529,515,631
Other Assets in Excess of Liabilities — 0.4%					1,949,521
Total Net Assets — 100.0%					$531,465,152

See Notes to Financial Statements.

52	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)	The coupon payment on these securities is currently in default as of July 31, 2020.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Security is valued using significant unobservable inputs (Note 1).

(l)	All or a portion of this loan is unfunded as of July 31, 2020. The interest rate for fully unfunded term loans is to be determined.

(m)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2020, the total market value of investments in Affiliated Companies was $3,407,302 and the cost was $3,423,407 (Note 8).

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	53

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

AUD	— Australian Dollar

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

PJSC	— Private Joint Stock Company

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
E-mini S&P 500 Index Futures, Put	8/21/20	$2,500.00	31	$5,070,236	$(1,937)
E-mini S&P 500 Index Futures, Put	9/18/20	2,500.00	21	3,434,676	(6,195)
E-mini S&P 500 Index Futures, Put	10/16/20	2,750.00	56	9,159,136	(94,080)
E-mini S&P 500 Index Futures, Put	10/16/20	2,800.00	29	4,743,124	(56,405)
Total Exchange-Traded Written Options (Premiums received — $279,225)					$(158,617)

OTC Written Options
	Counterparty				Notional Amount
U.S. Dollar/Euro, Call (Premiums received — $47,830)	JPMorgan Chase & Co.	9/25/20	$1.10	8,100,000	$8,100,000	$(2,496)
Total Written Options (Premiums received — $327,055)						$(161,113)

†	Notional amount denominated in U.S. dollar unless otherwise noted.

See Notes to Financial Statements.

54	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

At July 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Australian 10-Year Bonds	25	9/20	$2,626,090	$2,669,426	$43,336
Euro-Bobl	7	9/20	1,107,401	1,115,142	7,741
U.S. Treasury 2-Year Notes	629	9/20	138,850,219	138,999,173	148,954
U.S. Treasury Ultra 10-Year Notes	10	9/20	1,568,767	1,592,500	23,733
U.S. Treasury Ultra Long- Term Bonds	231	9/20	50,236,631	52,595,812	2,359,181
					2,582,945
Contracts to Sell:
90-Day Eurodollar	303	3/21	75,498,176	75,617,437	(119,261)
Euro-Bund	46	9/20	9,497,522	9,619,046	(121,524)
Euro-Buxl	3	9/20	761,776	794,551	(32,775)
U.S. Treasury 5-Year Notes	229	9/20	28,711,869	28,882,625	(170,756)
U.S. Treasury 10-Year Notes	469	9/20	65,263,732	65,696,643	(432,911)
U.S. Treasury Long-Term Bonds	159	9/20	28,296,351	28,982,719	(686,368)
United Kingdom Long Gilt Bonds	8	9/20	1,439,715	1,450,895	(11,180)
					(1,574,775)
Net unrealized appreciation on open futures contracts					$1,008,170

At July 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,914,560	EUR	2,560,000	Goldman Sachs Group Inc.	9/15/20	$(103,974)
USD	3,790,763	SAR	14,240,000	Citibank N.A.	9/24/20	(4,102)
USD	1,871,345	SAR	7,040,000	JPMorgan Chase & Co.	9/24/20	(4,768)
USD	3,599,456	EUR	3,200,000	JPMorgan Chase & Co.	9/29/20	(174,976)
CAD	1,850,000	USD	1,351,637	BNP Paribas SA	10/16/20	29,776
CAD	5,030,000	USD	3,674,991	BNP Paribas SA	10/16/20	80,959
USD	816,025	CAD	1,090,000	BNP Paribas SA	10/16/20	2,111
USD	4,799,980	EUR	4,270,000	BNP Paribas SA	10/16/20	(238,092)
USD	4,819,327	EUR	4,270,000	BNP Paribas SA	10/16/20	(218,745)
USD	4,896,860	EUR	4,350,000	BNP Paribas SA	10/16/20	(235,602)
USD	7,366,517	EUR	6,523,325	BNP Paribas SA	10/16/20	(330,200)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	55

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	79,715	TRY	563,910	BNP Paribas SA	10/16/20	$2,909
EUR	1,380,000	USD	1,626,198	Citibank N.A.	10/16/20	2,031
MXN	11,360,000	USD	503,278	Citibank N.A.	10/16/20	2,216
MXN	34,630,000	USD	1,500,527	Citibank N.A.	10/16/20	40,430
USD	1,475,998	GBP	1,140,000	Citibank N.A.	10/16/20	(16,864)
USD	7,696,908	GBP	6,166,945	Citibank N.A.	10/16/20	(378,877)
USD	1,371	ZAR	24,072	Citibank N.A.	10/16/20	(25)
JPY	391,150,666	USD	3,641,965	Goldman Sachs Group Inc.	10/16/20	56,708
MXN	8,674,309	USD	378,973	Goldman Sachs Group Inc.	10/16/20	7,014
USD	4,470,449	BRL	24,021,066	Goldman Sachs Group Inc.	10/16/20	(122,300)
USD	1,514,805	MXN	34,270,000	Goldman Sachs Group Inc.	10/16/20	(10,133)
USD	1,499,751	RUB	108,611,977	Goldman Sachs Group Inc.	10/16/20	48,566
CAD	4,169,821	USD	3,072,789	JPMorgan Chase & Co.	10/16/20	40,856
NOK	509,945	USD	54,444	JPMorgan Chase & Co.	10/16/20	1,597
NOK	11,510,000	USD	1,229,779	JPMorgan Chase & Co.	10/16/20	35,133
USD	2,619,460	AUD	3,778,914	JPMorgan Chase & Co.	10/16/20	(81,087)
USD	1,007,186	CAD	1,360,000	JPMorgan Chase & Co.	10/16/20	(8,339)
USD	1,945,764	CAD	2,630,000	JPMorgan Chase & Co.	10/16/20	(18,082)
USD	10,681,392	IDR	158,330,275,322	JPMorgan Chase & Co.	10/16/20	(80,259)
USD	4	INR	347	JPMorgan Chase & Co.	10/16/20	0	[1]
USD	810,241	NOK	7,520,000	JPMorgan Chase & Co.	10/16/20	(16,183)
Total						$(1,692,302)

[1]	Value is less than $1.

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

RUB	— Russian Ruble

SAR	— Saudi Arabian Riyal

TRY	— Turkish Lira

USD	— United States Dollar

ZAR	— South African Rand

See Notes to Financial Statements.

56	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

At July 31, 2020, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	4,600,000	BRL	1/4/27	BRL-CDI**	7.024	%**	—	$61,257
Citibank N.A.	5,400,000	BRL	1/4/27	BRL-CDI**	7.024	%**	$2,515	69,396
Citibank N.A.	5,822,000	BRL	1/4/27	BRL-CDI**	7.024	%**	3,161	74,369
JPMorgan Chase & Co.	3,800,000	BRL	1/4/27	BRL-CDI**	7.044	%**	—	51,275
JPMorgan Chase & Co.	19,480,000	BRL	1/4/27	BRL-LIBOR**	6.870	%**	—	232,509
Total							$5,676	$488,806

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	28,664,000		8/31/24	3-Month LIBOR quarterly	0.380% semi-annually	$16,394	$176,286
	15,320,000		3/24/27	3-Month LIBOR quarterly	0.770% semi-annually	121,675	295,261
	113,420,000	MXN	7/18/29	28-Day MXN TIIE -Banxico every 28 days	7.450% every 28 days	43,195	702,121
	198,820,000	MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	91,723	1,208,295
	4,549,000		11/15/44	1.850% semi-annually	3-Month LIBOR quarterly	8,964	(1,138,379)
	7,130,000		7/20/45	0.560% annually	Daily SOFR annually	—	(106,181)
Total						$281,951	$1,137,403

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount2*		Termination Date	Implied Credit Spread at July 31, 2020[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Volkswagen AG, 0.500%, due 3/30/21)	1,790,000	EUR	12/20/24	1.009%	1.000% quarterly	$(834)	$19,637	$(20,471)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	57

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount2*		Termination Date	Implied Credit Spread at July 31, 2020[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Daimler AG, 1.400%, due 1/12/ 24)	1,790,000	EUR	12/20/24	0.741%	1.000% quarterly	$(24,004)	$(37,465)	$13,461

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.34 Index	$4,767,680	6/20/25	5.000% quarterly	$(135,502)	$256,460	$(391,962)

See Notes to Financial Statements.

58	Western Asset Income Fund 2020 Annual Report

Western Asset Income Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

BRL-LIBOR	— Brazil London Interbank Offered Rate

EUR	— Euro

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	59

Schedule of investments (cont’d)

July 31, 2020

Western Asset Income Fund

Summary of Investments by Country* (unaudited)
United States	66.6%
Cayman Islands	5.1
Indonesia	3.0
Brazil	2.7
United Kingdom	2.5
Canada	2.1
Russia	2.0
Argentina	1.4
Italy	1.1
United Arab Emirates	1.0
Kazakhstan	0.9
Israel	0.9
Ireland	0.8
France	0.7
Zambia	0.6
China	0.6
Qatar	0.6
Netherlands	0.6
Mexico	0.5
Hong Kong	0.5
Australia	0.5
Germany	0.5
Switzerland	0.4
Ghana	0.4
Spain	0.4
Luxembourg	0.4
Singapore	0.3
Macau	0.3
Colombia	0.3
Kuwait	0.3
Panama	0.3
Peru	0.3
India	0.2
Egypt	0.2
Bermuda	0.2
Jersey	0.1
Purchased Options	0.1
Short-Term Investments	0.6
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2020 and are subject to change.

See Notes to Financial Statements.

60	Western Asset Income Fund 2020 Annual Report

Statement of assets and liabilities

July 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $542,056,360)	$526,108,329
Investments in affiliated securities, at value (Cost — $3,423,407)	3,407,302
Foreign currency, at value (Cost — $7,808,742)	7,893,963
Cash	1,007,581
Interest receivable	4,353,482
Receivable for securities sold	2,472,656
Deposits with brokers for centrally cleared swap contracts	2,295,004
OTC swaps, at value (premiums paid — $5,676)	494,482
Deposits with brokers for open futures contracts and exchange-traded options	413,110
Unrealized appreciation on forward foreign currency contracts	350,306
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $318,890)	324,603
Receivable for Fund shares sold	308,278
Receivable for premiums on written options	54,129
Security litigation proceeds receivable	28,003
Deposits with brokers for OTC derivatives	20,000
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $18,354)	18,085
Receivable from broker — net variation margin on open futures contracts	12,037
Other receivables	1,252
Prepaid expenses	52,601
Total Assets	549,615,203

Liabilities:
Payable for securities purchased	14,162,366
Unrealized depreciation on forward foreign currency contracts	2,042,608
Payable for Fund shares repurchased	901,873
Distributions payable	362,614
Investment management fee payable	222,146
Written options, at value (premiums received — $327,055)	161,113
Service and/or distribution fees payable	67,899
Payable to broker — net variation margin on centrally cleared swap contracts	62,423
OTC swaps, at value (net premiums received — $17,828)	24,838
Interest expense payable	826
Trustees’ fees payable	301
Accrued expenses	141,044
Total Liabilities	18,150,051
Total Net Assets	$531,465,152

Net Assets:
Par value (Note 7)	$901
Paid-in capital in excess of par value	593,928,861
Total distributable earnings (loss)	(62,464,610)
Total Net Assets	$531,465,152

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	61

Statement of assets and liabilities (cont’d)

July 31, 2020

Net Assets:
Class A	$297,448,525
Class C	$5,974,670
Class C1	$1,360,503
Class I	$122,512,110
Class IS	$104,169,344

Shares Outstanding:
Class A	50,537,083
Class C	1,015,967
Class C1	230,897
Class I	20,701,328
Class IS	17,596,598

Net Asset Value:
Class A (and redemption price)	$5.89
Class C*	$5.88
Class C1*	$5.89
Class I (and redemption price)	$5.92
Class IS (and redemption price)	$5.92
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.15

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

62	Western Asset Income Fund 2020 Annual Report

Statement of operations

For the Year Ended July 31, 2020

Investment Income:
Interest from unaffiliated investments	$29,078,354
Interest from affiliated investments	81,832
Dividends	65,274
Less: Foreign taxes withheld	(212,406)
Total Investment Income	29,013,054

Expenses:
Investment management fee (Note 2)	2,452,511
Service and/or distribution fees (Notes 2 and 5)	808,218
Transfer agent fees (Note 5)	554,313
Registration fees	104,456
Fund accounting fees	89,081
Custody fees	58,780
Audit and tax fees	47,659
Shareholder reports	32,729
Legal fees	24,530
Trustees’ fees	13,876
Interest expense	8,818
Commitment fees (Note 9)	6,344
Insurance	6,177
Miscellaneous expenses	6,527
Total Expenses	4,214,019
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(7,571)
Net Expenses	4,206,448
Net Investment Income	24,806,606

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(11,344,983)	†
Futures contracts	5,749,851
Written options	83,468
Swap contracts	(6,150,358)
Forward foreign currency contracts	(1,362,626)
Foreign currency transactions	(600,613)
Net Realized Loss	(13,625,261)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(15,334,316)
Investments in affiliated securities	(16,873)
Futures contracts	194,364
Written options	101,791
Swap contracts	3,910,921

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	63

Statement of operations (cont’d)

July 31, 2020

Forward foreign currency contracts	(2,223,059)
Foreign currencies	84,508
Change in Net Unrealized Appreciation (Depreciation)	(13,282,664)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(26,907,925)
Decrease in Net Assets From Operations	$(2,101,319)

†	Net of foreign capital gains tax of $13,500.

See Notes to Financial Statements.

64	Western Asset Income Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2020	2019

Operations:
Net investment income	$24,806,606	$22,345,950
Net realized loss	(13,625,261)	(7,417,710)
Change in net unrealized appreciation (depreciation)	(13,282,664)	11,855,186
Increase (Decrease) in Net Assets From Operations	(2,101,319)	26,783,426

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(16,229,253)	(20,525,887)
Return of capital	(10,130,044)	(3,628,401)
Decrease in Net Assets From Distributions to Shareholders	(26,359,297)	(24,154,288)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	259,096,675	135,583,415
Reinvestment of distributions	21,573,679	22,575,404
Cost of shares repurchased	(170,791,702)	(134,420,256)
Increase in Net Assets From Fund Share Transactions	109,878,652	23,738,563
Increase in Net Assets	81,418,036	26,367,701

Net Assets:
Beginning of year	450,047,116	423,679,415
End of year	$531,465,152	$450,047,116

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	65

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$6.19	$6.14	$6.46	$6.30	$6.65

Income (loss) from operations:
Net investment income	0.29	0.33	0.35	0.30	0.31
Net realized and unrealized gain (loss)	(0.28)	0.08	(0.33)	0.17	(0.12)
Total income from operations	0.01	0.41	0.02	0.47	0.19

Less distributions from:
Net investment income	(0.19)	(0.30)	(0.31)	(0.21)	(0.54)
Return of capital	(0.12)	(0.06)	(0.03)	(0.10)	—
Total distributions	(0.31)	(0.36)	(0.34)	(0.31)	(0.54)

Net asset value, end of year	$5.89	$6.19	$6.14	$6.46	$6.30
Total return[2]	0.28%[3]	6.84%	0.45%	7.65%	3.38%

Net assets, end of year (millions)	$297	$294	$277	$280	$276

Ratios to average net assets:
Gross expenses	0.97%	1.00%	1.09%	1.14%	1.14%
Net expenses[4]	0.97 [5]	0.98 [5]	1.08 [5]	1.14 [5]	1.14
Net investment income	4.96	5.54	5.49	4.78	4.90

Portfolio turnover rate	59%	54%	63%	59%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.11% for the year ended July 31, 2020.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

66	Western Asset Income Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$6.19	$6.14	$6.46	$6.29	$6.64

Income (loss) from operations:
Net investment income	0.25	0.29	0.31	0.26	0.26
Net realized and unrealized gain (loss)	(0.29)	0.08	(0.33)	0.17	(0.11)
Total income (loss) from operations	(0.04)	0.37	(0.02)	0.43	0.15

Less distributions from:
Net investment income	(0.17)	(0.27)	(0.27)	(0.16)	(0.50)
Return of capital	(0.10)	(0.05)	(0.03)	(0.10)	—
Total distributions	(0.27)	(0.32)	(0.30)	(0.26)	(0.50)

Net asset value, end of year	$5.88	$6.19	$6.14	$6.46	$6.29
Total return[2]	(0.62)%[3]	6.25%	(0.43)%	7.06%	2.63%

Net assets, end of year (000s)	$5,975	$6,453	$7,186	$6,161	$6,814

Ratios to average net assets:
Gross expenses	1.70%	1.71%	1.80%	1.85%	1.85%
Net expenses[4]	1.70 [5]	1.70 [5]	1.79 [5]	1.85	1.85
Net investment income	4.24	4.82	4.86	4.07	4.19

Portfolio turnover rate	59%	54%	63%	59%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2018, the expense limitation was 1.95%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	67

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$6.20	$6.15	$6.47	$6.31	$6.66

Income (loss) from operations:
Net investment income	0.28	0.31	0.36	0.28	0.28
Net realized and unrealized gain (loss)	(0.30)	0.08	(0.36)	0.16	(0.11)
Total income (loss) from operations	(0.02)	0.39	0.00 [2]	0.44	0.17

Less distributions from:
Net investment income	(0.18)	(0.29)	(0.29)	(0.18)	(0.52)
Return of capital	(0.11)	(0.05)	(0.03)	(0.10)	—
Total distributions	(0.29)	(0.34)	(0.32)	(0.28)	(0.52)

Net asset value, end of year	$5.89	$6.20	$6.15	$6.47	$6.31
Total return[3]	(0.23)%[4]	6.43%	0.08%[5]	7.21%	2.98%

Net assets, end of year (000s)	$1,361	$2,400	$19,348	$25,384	$31,917

Ratios to average net assets:
Gross expenses	1.34%	1.39%	1.47%	1.55%	1.54%
Net expenses[6]	1.34 [7]	1.37 [7]	1.46 [7]	1.55 [7]	1.54
Net investment income	4.64	5.12	5.60	4.38	4.50

Portfolio turnover rate	59%	54%	63%	59%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.08% for the year ended July 31, 2018.

[6]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

68	Western Asset Income Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$6.23	$6.18	$6.50	$6.33	$6.68

Income (loss) from operations:
Net investment income	0.31	0.35	0.38	0.32	0.33
Net realized and unrealized gain (loss)	(0.29)	0.08	(0.34)	0.18	(0.12)
Total income from operations	0.02	0.43	0.04	0.50	0.21

Less distributions from:
Net investment income	(0.20)	(0.32)	(0.32)	(0.23)	(0.56)
Return of capital	(0.13)	(0.06)	(0.04)	(0.10)	—
Total distributions	(0.33)	(0.38)	(0.36)	(0.33)	(0.56)

Net asset value, end of year	$5.92	$6.23	$6.18	$6.50	$6.33
Total return[2]	0.43%[3]	7.33%	0.61%	8.12%	3.69%

Net assets, end of year (000s)	$122,512	$103,043	$120,028	$83,331	$55,681

Ratios to average net assets:
Gross expenses	0.69%	0.70%	0.80%	0.86%	0.86%
Net expenses[4,5]	0.68	0.68	0.79	0.85	0.85
Net investment income	5.22	5.79	5.99	5.06	5.19

Portfolio turnover rate	59%	54%	63%	59%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.26% for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2018, the expense limitation was 0.85%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2020 Annual Report	69

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$6.23	$6.18	$6.50	$6.33	$6.68

Income (loss) from operations:
Net investment income	0.31	0.37	0.38	0.33	0.33
Net realized and unrealized gain (loss)	(0.28)	0.07	(0.33)	0.18	(0.11)
Total income from operations	0.03	0.44	0.05	0.51	0.22

Less distributions from:
Net investment income	(0.21)	(0.33)	(0.33)	(0.24)	(0.57)
Return of capital	(0.13)	(0.06)	(0.04)	(0.10)	—
Total distributions	(0.34)	(0.39)	(0.37)	(0.34)	(0.57)

Net asset value, end of year	$5.92	$6.23	$6.18	$6.50	$6.33
Total return[2]	0.53%[3]	7.43%	0.70%	8.22%	3.72%

Net assets, end of year (000s)	$104,169	$44,528	$636	$424	$109

Ratios to average net assets:
Gross expenses	0.59%	0.62%	0.72%	0.76%	0.74%
Net expenses[4]	0.58 [5]	0.60 [5]	0.69 [5]	0.75 [5]	0.74
Net investment income	5.25	6.08	5.97	5.22	5.15

Portfolio turnover rate	59%	54%	63%	59%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.60%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2018, the expense limitation was 0.75% and the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

70	Western Asset Income Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Income Fund 2020 Annual Report	71

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

72	Western Asset Income Fund 2020 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$218,967,573	—	$218,967,573
Senior Loans:
Communication Services	—	13,021,437	$565,021	13,586,458
Consumer Discretionary	—	21,961,153	398,000	22,359,153
Consumer Staples	—	1,720,595	251,550	1,972,145
Financials	—	12,096,445	1,472,100	13,568,545
Health Care	—	18,272,775	1,189,990	19,462,765
Industrials	—	19,893,796	698,979	20,592,775
Information Technology	—	10,153,980	321,787	10,475,767
Other Senior Loans	—	5,912,170	—	5,912,170
Collateralized Mortgage Obligations	—	80,164,465	—	80,164,465
Sovereign Bonds	—	58,243,730	—	58,243,730
Asset-Backed Securities	—	46,725,855	940,452	47,666,307
Convertible Bonds & Notes	—	9,615,814	—	9,615,814
Mortgage-Backed Securities	—	1,039,126	—	1,039,126
Purchased Options:
Exchange-Traded Purchased Options	$315,585	—	—	315,585
OTC Purchased Options	—	470,724	—	470,724
Convertible Preferred Stocks	—	604,350	—	604,350
Preferred Stocks	577,127	—	—	577,127
Common Stocks:
Energy	353,737	—	37,430	391,167
Non-U.S. Treasury Inflation Protected Securities	—	284,276	—	284,276
U.S. Government & Agency Obligations	—	262,202	—	262,202
Total Long-Term Investments	1,246,449	519,410,466	5,875,309	526,532,224
Short-Term Investments†	2,983,407	—	—	2,983,407
Total Investments	$4,229,856	$519,410,466	$5,875,309	$529,515,631

Western Asset Income Fund 2020 Annual Report	73

Notes to financial statements (cont’d)

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$2,582,945	—	—	$2,582,945
Forward Foreign Currency Contracts	—	$350,306	—	350,306
OTC Interest Rate Swaps‡	—	494,482	—	494,482
Centrally Cleared Interest Rate Swaps	—	2,381,963	—	2,381,963
Total Other Financial Instruments	$2,582,945	$3,226,751	—	$5,809,696
Total	$6,812,801	$522,637,217	$5,875,309	$535,325,327

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$158,617	—	—	$158,617
OTC Written Options	—	$2,496	—	2,496
Futures Contracts	1,574,775	—	—	1,574,775
Forward Foreign Currency Contracts	—	2,042,608	—	2,042,608
Centrally Cleared Interest Rate Swaps	—	1,244,560	—	1,244,560
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	834	—	834
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	24,004	—	24,004
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection	—	391,962	—	391,962
Total	$1,733,392	$3,706,464	—	$5,439,856

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

74	Western Asset Income Fund 2020 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2019		Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate Bonds & Notes:
Communication Services	$0	*	—	—	—	—
Health Care	2,167,555		$60	$92,480	$(101,935)	—
Senior Loans:
Communication Services	610,753		(488)	(35)	(1,335)	$560,757
Consumer Discretionary	—		—	—	—	—
Consumer Staples	—		1	—	(4,551)	256,100
Financials	—		464	—	10,768	1,460,868
Health Care	987,525		1,416	69	1,512	306,513
Industrials	748,800		1,493	3,179	(77,818)	189,525
Information Technology	—		—	—	(5,732)	330,000
Asset-Backed Securities	—		—	—	(49,498)	1,000,000
Common Stocks:
Energy	37,264		—	—	166	—
Total	$4,551,897		$2,946	$95,693	$(228,423)	$4,103,763

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2020	Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2020[2]
Corporate Bonds & Notes:
Communication Services	$(0)	*	—	—	—	—
Health Care	(2,158,160)		—	—	—	—
Senior Loans:
Communication Services	(6,115)		—	$(598,516)	$565,021	$4,208
Consumer Discretionary	—		$398,000	—	398,000	—

Western Asset Income Fund 2020 Annual Report	75

Notes to financial statements (cont’d)

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2020	Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2020[2]
Consumer Staples	—	—	—	$251,550	$(4,551)
Financials	—	—	—	1,472,100	10,768
Health Care	$(6,500)	$1,189,990	$(1,290,535)	1,189,990	—
Industrials	(166,200)	—	—	698,979	(81,103)
Information Technology	(2,481)	—	—	321,787	(5,732)
Asset-Backed Securities	(10,050)	—	—	940,452	(49,498)
Common Stocks:
Energy	—	—	—	37,430	166
Total	$(2,349,506)	$1,587,990	$(1,889,051)	$5,875,309	$(125,742)

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated securities in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to

76	Western Asset Income Fund 2020 Annual Report

purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction, or to attempt to enhance the Fund’s return or yield. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset Income Fund 2020 Annual Report	77

Notes to financial statements (cont’d)

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

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The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2020, the total notional value of all credit default swaps to sell protection was 1,790,000 EUR. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit

Western Asset Income Fund 2020 Annual Report	79

Notes to financial statements (cont’d)

derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

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The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Stripped securities. The Fund may invest in ”Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As

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Notes to financial statements (cont’d)

the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

82	Western Asset Income Fund 2020 Annual Report

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar

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Notes to financial statements (cont’d)

agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2020, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $2,069,942. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2020, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $20,000, which could be used to reduce the required payment.

At July 31, 2020, the Fund held non-cash collateral from Citibank N.A., Goldman Sachs Group Inc. and JPMorgan Chase & Co. in the amounts of $210,914, $102,088 and $377,543, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of

84	Western Asset Income Fund 2020 Annual Report

a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are recorded each business day to shareholders of record and are paid monthly.

Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset

Western Asset Income Fund 2020 Annual Report	85

Notes to financial statements (cont’d)

Management Company Limited in London (“Western Asset London”) are the Fund’s sub-subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly sub-advisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.80%, 0.70% and 0.60%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended July 31, 2020, fees waived and/or expenses reimbursed amounted to $7,571, which included an affiliated money market fund waiver of $3,690.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

86	Western Asset Income Fund 2020 Annual Report

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$120,866	—
CDSCs	3,282	$1,708

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$407,760,435	$11,778,872
Sales	264,521,513	7,973,672

At July 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$545,554,559	$21,260,781	$(37,299,709)	$(16,038,928)
Written options	(327,055)	165,942	—	165,942
Futures contracts	—	2,582,945	(1,574,775)	1,008,170
Forward foreign currency contracts	—	350,306	(2,042,608)	(1,692,302)
Swap contracts	526,259	2,884,230	(1,656,993)	1,227,237

Western Asset Income Fund 2020 Annual Report	87

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Purchased options[2]	—	$470,724	$315,585	$786,309
Futures contracts[3]	$2,582,945	—	—	2,582,945
Forward foreign currency contracts	—	350,306	—	350,306
OTC swap contracts[4]	494,482	—	—	494,482
Centrally cleared swap contracts[5]	2,381,963	—	—	2,381,963
Total	$5,459,390	$821,030	$315,585	$6,596,005

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	$2,496	—	$158,617	$161,113
Futures contracts[3]	$1,574,775	—	—	—	1,574,775
Forward foreign currency contracts	—	2,042,608	—	—	2,042,608
OTC swap contracts[4]	—	—	$24,838	—	24,838
Centrally cleared swap contracts[5]	1,244,560	—	391,962	—	1,636,522
Total	$2,819,335	$2,045,104	$416,800	$158,617	$5,439,856

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

88	Western Asset Income Fund 2020 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(54,596)	$(1,643,811)	$(434,850)	$1,442,519	$(690,738)
Written options	380,003	1,370,375	139,200	(1,806,110)	83,468
Futures contracts	5,749,851	—	—	—	5,749,851
Forward foreign currency contracts	—	(1,362,626)	—	—	(1,362,626)
Swap contracts	(6,562,166)	—	411,808	—	(6,150,358)
Total	$(486,908)	$(1,636,062)	$116,158	$(363,591)	$(2,370,403)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	$140,189	$14,959	$(346,483)	$(191,335)
Written options	$(2,945)	(833)	—	105,569	101,791
Futures contracts	194,364	—	—	—	194,364
Forward foreign currency contracts	—	(2,223,059)	—	—	(2,223,059)
Swap contracts	4,238,314	—	(327,393)	—	3,910,921
Total	$4,429,733	$(2,083,703)	$(312,434)	$(240,914)	$1,792,682

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended July 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$899,984
Written options	528,317
Futures contracts (to buy)	214,401,159
Futures contracts (to sell)	137,246,891
Forward foreign currency contracts (to buy)	56,444,146
Forward foreign currency contracts (to sell)	87,742,863

Western Asset Income Fund 2020 Annual Report	89

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts	$85,249,361
Credit default swap contracts (to buy protection)	11,262,177
Credit default swap contracts (to sell protection)	1,383,346

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of July 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
BNP Paribas SA	$115,755	$(1,022,639)	$(906,884)	—	$(906,884)
Citibank N.A.	292,477	(399,867)	(107,390)	$(210,914)	(318,304)
Goldman Sachs Group Inc.	333,181	(236,407)	96,774	(102,088)	(5,314)
JPMorgan Chase & Co.	574,099	(386,191)	187,908	(377,543)	(189,635)
Morgan Stanley & Co. Inc.	—	(24,839)	(24,839)	20,000	(4,839)
Total	$1,315,512	$(2,069,943)	$(754,431)	$(670,545)	$(1,424,976)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$730,865	†	$416,296
Class C	63,600		7,403
Class C1	13,753		1,263
Class I	—		127,857
Class IS	—		1,494
Total	$808,218		$554,313

90	Western Asset Income Fund 2020 Annual Report

†	Amount shown is exclusive of expense reimbursements. For the year ended July 31, 2020, the service and/or distribution fees reimbursed amounted to $26 for Class A shares.

For the year ended July 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,480
Class C	97
Class C1	30
Class I	1,966
Class IS	998
Total	$7,571

6. Distributions to shareholders by class

	Year Ended July 31, 2020	Year Ended July 31, 2019
Net Investment Income:
Class A	$9,483,053	$13,764,917
Class C	177,847	298,378
Class C1	59,770	692,679
Class I	4,188,592	5,418,835
Class IS	2,319,991	351,078
Total	$16,229,253	$20,525,887

Return of Capital:
Class A	$5,919,173	$2,511,596
Class C	111,010	53,640
Class C1	37,307	96,566
Class I	2,614,453	876,183
Class IS	1,448,101	90,416
Total	$10,130,044	$3,628,401

7. Shares of beneficial interest

At July 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

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Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended July 31, 2020		Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,172,614	$54,941,580	8,636,375	$52,413,361
Shares issued on reinvestment	2,531,522	15,031,810	2,620,993	15,826,839
Shares repurchased	(8,564,036)	(50,604,829)	(8,863,121)	(53,555,530)
Net increase	3,140,100	$19,368,561	2,394,247	$14,684,670

Class C
Shares sold	336,899	$2,029,388	348,687	$2,092,317
Shares issued on reinvestment	43,734	259,422	52,690	317,750
Shares repurchased	(407,233)	(2,385,476)	(529,242)	(3,195,042)
Net decrease	(26,600)	$(96,666)	(127,865)	$(784,975)

Class C1
Shares sold	5,564	$33,100	30,279	$180,806
Shares issued on reinvestment	15,420	91,995	128,944	775,976
Shares repurchased	(177,134)	(1,059,828)	(2,916,377)	(17,814,440)
Net decrease	(156,150)	$(934,733)	(2,757,154)	$(16,857,658)

Class I
Shares sold	18,869,668	$113,731,439	5,969,595	$36,624,616
Shares issued on reinvestment	871,555	5,192,228	894,873	5,426,194
Shares repurchased	(15,582,109)	(90,219,426)	(9,739,339)	(58,813,555)
Net increase (decrease)	4,159,114	$28,704,241	(2,874,871)	$(16,762,745)

Class IS
Shares sold	14,955,706	$88,361,168	7,176,674	$44,272,315
Shares issued on reinvestment	170,979	998,224	37,535	228,645
Shares repurchased	(4,677,785)	(26,522,143)	(169,479)	(1,041,689)
Net increase	10,448,900	$62,837,249	7,044,730	$43,459,271

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended July 31, 2020. The following transactions were effected in shares of such companies for the year ended July 31, 2020.

92	Western Asset Income Fund 2020 Annual Report

	Affiliate Value at July 31,	Purchased		Sold
	2019	Cost	Shares	Cost	Shares
Benefit Street Partners CLO IV Ltd., 2014-IVA CRR	$440,768	—	—	—	—
Western Asset Government Cash Management Portfolio, LLC	2,057,443	$36,115,530	36,115,530	$38,172,973	38,172,973
Western Asset Premier Institutional Government Reserves, Premium
Shares	—	143,748,775	143,748,775	140,765,368	140,765,368
	$2,498,211	$179,864,305		$178,938,341

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2020
Benefit Street Partners CLO IV Ltd., 2014-IVA CRR	—	$24,768	$(16,873)	$423,895
Western Asset Government Cash Management Portfolio, LLC	—	18,895	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	38,169	—	2,983,407
	—	$81,832	$(16,873)	$3,407,302

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at

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Notes to financial statements (cont’d)

current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. For the year ended July 31, 2020, the Fund incurred a commitment fee in the amount of $6,344. The Fund did not utilize the Redemption Facility during the year ended July 31, 2020.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$16,229,253	$20,525,887
Tax return of capital	10,130,044	3,628,401
Total distributions paid	$26,359,297	$24,154,288

As of July 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(47,245,819)
Other book/tax temporary differences(a)	143,009
Unrealized appreciation (depreciation)(b)	(15,361,800)
Total distributable earnings (loss) — net	$(62,464,610)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default, the difference between cash and accrual basis distributions paid, and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the difference between the book and tax cost basis of investments in limited partnerships, inflation protected and other securities.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

94	Western Asset Income Fund 2020 Annual Report

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

12. Subsequent event

Effective August 1, 2020, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Income Fund 2020 Annual Report	95

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the three years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2017 and the financial highlights for each of the periods ended on or prior to July 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

September 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

96	Western Asset Income Fund 2020 Annual Report

Board approval of new management and

new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”), and Legg Mason, Inc. (“Legg Mason”) announced that they entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction (the “Transaction”). The Transaction closed on July 31, 2020. As part of this transaction, the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the Fund’s subadvisers, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Ltd in Japan (“Western Japan”), and Western Asset Management Company Pte. Ltd. (“Western Singapore” and together with Western Asset, WAML and Western Japan, the “Subadvisers,” and, collectively with the Manager, the “Advisers”), each a wholly owned subsidiary of Legg Mason, became wholly owned subsidiaries of Franklin Templeton. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in the automatic termination of the Fund’s management agreement with the Manager that was in place prior to the closing of the Transaction (the “Existing Management Agreement”) and the sub-advisory agreements between the Manager and Western Asset and between Western Asset and each of WAML, Western Japan, and Western Singapore that were in place prior to the closing of the Transaction (the “Existing Sub-advisory Agreements,” and, collectively, the “Existing Agreements”).

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on April 14, 2020,1 the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the 1940 Act, approved a new management agreement (the “New Management Agreement”) between the Trust and the Manager with respect to Western Asset Income Fund (the “Fund”), a series of the Trust, and new sub-advisory agreements (the “New Sub-Advisory Agreements,” and collectively, the “New Agreements”) between the Manager and Western Asset and between Western Asset and each of WAML, Western Japan and Western Singapore with respect to the Fund. The Board also authorized the Fund’s officers to submit the New Agreements to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in April, 2020. Shareholders of the Fund have approved the New Agreements.

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

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Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

Background

On March 9, 2020, during a telephonic meeting, members of the Board discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Subadvisers and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

On April 8, 2020, the Independent Trustees met with representatives of Legg Mason to discuss the Transaction and the New Agreements. In addition, the Independent Trustees met separately, with the assistance of their independent legal counsel, to discuss and evaluate the information provided and to consider what additional information was desired.

The Independent Trustees considered, among other things, whether it would be in the best interests of the Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Board in its consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the Transaction.

Before or during the April 14, 2020 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with the Board’s consideration of the New Agreements, the Independent Trustees worked with their independent legal counsel to prepare requests for information that were submitted to Franklin Templeton and Legg Mason. The Board requested information relevant to the consideration of the New Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Fund and its shareholders. Franklin Templeton and Legg Mason provided documents and information in response to the request for information. Following their review of this information, the Independent Trustees submitted supplemental due diligence requests for additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to this supplemental diligence request, which the Board reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of the meeting and addressed various questions raised by the Board.

At the April 14, 2020 meeting, representatives of Legg Mason (including representatives of the Advisers) and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive session with their counsel to consider the New Agreements.

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The Board’s evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Agreements at in-person meetings held in November 2019 and at other prior Board meetings.

Among other things, the Board considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton informed the Board of its intent to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason informed the Board that, following the Transaction, there would not be any expected diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and represented that there were not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason informed the Board regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel prior to the closing of the Transaction, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that no changes to the Fund’s custodian or other service providers were expected as a result of the Transaction;

(vi)

that Franklin Templeton informed the Board that it had no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii)	that Franklin Templeton did not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)

that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expense ratios by spreading expenses over a larger asset base;

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Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

(x)	that Franklin Templeton and Legg Mason would each derive benefits from the Transaction and that, as a result, they had financial interests in the matters that were being considered;

(xi)	the fact that the Fund’s contractual management fee rates would remain the same and would not be increased by virtue of the New Agreements;

(xii)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Existing Agreement except for their respective dates of execution, effectiveness and termination;

(xiii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreements;

(xiv)

that the Existing Agreements were the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years, and that within the past year the Board had performed a full review of and approved the Existing Agreements as required by the 1940 Act and had determined in the exercise of the Board’s business judgment that each Adviser had the capabilities, resources and personnel necessary to provide the services provided to the Fund, and that the management and subadvisory fees paid by or in respect of the Fund represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Trustees considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xv)	that the Existing Agreements were considered and approved in November 2019;

(xvi)

that the Fund would not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement; and

(xvii)

that under the Transaction Agreement Franklin Templeton acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton represented to the Trustees that it would conduct its business such that (a) for a period of not less than three years after the closing of the

100	Western Asset Income Fund

Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on the Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

The information provided and presentations made to the Board encompassed the Fund and all other funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager, both of which functions are encompassed by the New Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the New Sub-Advisory Agreements.

Board approval of the New Agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the New Management Agreement and the New Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed approval of the New Management Agreement and the New Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the New Management Agreement and each New Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In their deliberations, the Trustees considered information received in connection with the most recent Board approval/continuation of each Existing Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval/continuation of each Existing Agreement, and in connection with their review of each New Agreement, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

After considering all of the factors and information, and in the exercise of its business judgment, the Board, including the Independent Trustees, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable and that

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Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders and approved the New Agreements and recommended that shareholders approve the New Agreements.

Nature, extent and quality of the services under the New Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Existing Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason advised the Boards that, following the Transaction, no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, were expected, and that no changes in portfolio management personnel as a result of the Transaction were expected. The Board has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Board also reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment

102	Western Asset Income Fund

professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as multi-sector income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended December 31, 2019 was above the median.

Based on their review of the materials provided and the assurances received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Manager and Subadvisers to provide those services, and the Board concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements were sufficient for approval.

Management fees and expense ratios

The Board considered that it had reviewed the Fund’s management fee and total expense ratio at the 2019 contract renewal meetings. The Board considered that the New

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Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

Agreements would not change the Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services to be provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager or Western Asset, as applicable, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

The Board considered the management fee, the fees of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of Legg Mason complex-wide management fees for funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of multi-sector income funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were

104	Western Asset Income Fund

below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

In evaluating the costs of the services to be provided by the Manager and Subadvisers under the New Agreements, the Board considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction would not increase the total fees payable by the Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and economies of scale

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Existing Agreements, the Board noted that contractual expense limitations had been implemented for the Fund and that after taking those expense limitations into account, the Board had determined that the total fees for management services, and administrative services for the Fund, were reasonable in light of the services provided, and that any economies of scale were being shared appropriately.

The Board noted that Franklin Templeton and Legg Mason are expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Fund resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Trustees noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

Western Asset Income Fund	105

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the Manager and the Subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received are reasonable. In evaluating the fall-out benefits to be received by the Manager and Subadvisers under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Existing Agreements.

The Board considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

106	Western Asset Income Fund

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment adviser; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	262,348,150.294	5,326,330.248	17,195,835.300	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	261,406,546.840	5,927,270.387	17,536,498.614	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Limited	261,278,872.336	6,022,484.572	17,568,958.934	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Ltd	261,414,176.725	5,870,087.454	17,586,051.662	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Pte. Ltd.	260,876,513.269	6,302,389.240	17,691,413.333	0

Western Asset Income Fund	107

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†.A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

108	Western Asset Income Fund

Independent Trustees†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Western Asset Income Fund	109

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

110	Western Asset Income Fund

Independent Trustees†† (cont’d)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	148
Other Trusteeships held by Trustee during the past five years	None

Western Asset Income Fund	111

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey

Legg Mason

100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

112	Western Asset Income Fund

Additional Officers (cont’d)

Marc A. De Oliveira**

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci***

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Western Asset Income Fund	113

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jeanne M. Kelly

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

††	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Trustee.

**	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

***	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

114	Western Asset Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2020:

Record date:	Daily	Daily
Payable date:	August 2019 through December 2019	January 2020 through July 2020
Tax Return of Capital	—	68.80%

Western Asset Income Fund	115

Western Asset

Income Fund

Trustees*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson**

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Trustee.

Western Asset Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01184 9/20 SR20-3968

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2019 and July 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $115,801 in July 31, 2019 and $123,301 in July 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,000 in July 31, 2019 and $0 in July 31, 2020.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in July 31, 2019 and $0 in July 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in July 31, 2019 and $0 in July 31, 2020

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2019 and July 31, 2020; Tax Fees were 100% and 100% for July 31, 2019 and July 31, 2020; and Other Fees were 100% and 100% for July 31, 2019 and July 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $463,523 in July 31, 2019 and $457,301 in July 31, 2020.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley
Michael Larson**
Ronald L. Olson
Avedick B. Poladian
William E.B. Siart
Jaynie M. Studenmund
Peter J. Taylor

*   During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

** Effective March 6, 2020, Mr. Larson became a Trustee.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	September 23, 2020